                         LOGO OF METLIFE APPEARS HERE
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan               FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

                                   IMPORTANT

YOU HAVE PURCHASED A LIFE INSURANCE POLICY. CAREFULLY REVIEW IT FOR LIMITATIONS.

YOU MAY RETURN THIS POLICY TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT FOR A FULL REFUND AT ANY TIME BEFORE THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT OR WITHIN 30 DAYS FROM THE DATE YOU RECEIVE THE POLICY, WHICHEVER PERIOD ENDS LATER. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

7FV-93 CA                              1                                  AAAIWG

                         LOGO FOR METLIFE APPEARS HERE
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan               FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 15 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 CO                              1                                  AAAIXA

REINSTATEMENT       If the grace period has ended and you have not paid the
                    required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                    1. Ask for reinstatement within 3 years after the end of the grace period;

                    2.  Provide evidence of insurability satisfactory to us;

                    3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                    Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF           You may name a new owner at any time. If a new owner is
OWNERSHIP           named, any earlier choice of a contingent owner,
                    beneficiary, contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY         The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE       You may change the owner, contingent owner, beneficiary or
THE OWNER OR        contingent beneficiary of this policy by written notice or
THE BENEFICIARY     assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL          Your policy may be assigned as collateral. All rights under
ASSIGNMENT          the policy will be transferred to the extent of the
                    assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within one year from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, while sane or insane, more than one year after the Date of Policy but within one year from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost.

7FV-93 CO, ND                          15                                 AAACLR

                         LOGO FOR METLIFE APPEARS HERE
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan               FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AND DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7).

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 CT                              1                                  AAAIW8

                               SEPARATE ACCOUNT

                    Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium variable life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

                    We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

                    Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

                    The Separate Account will be valued at the end of each Valuation Period.

                    A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

                    A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.

INVESTMENT          The "Investment Divisions" are part of the Separate Account.
DIVISIONS           Each division holds a separate class (or series) of stock of a designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

                    The Investment Divisions available on the Date of Policy are described on Page 5. We may from time to time make other Investment Divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.

OUR RIGHT           We reserve the right to make certain changes if, in our
TO MAKE             judgment, they would best serve the interests of the owners
CHANGES             of policies such as this one or would be appropriate in
                    carrying out the purposes of such policies. Any changes concerning the investment policy of the Separate Account will be made only to the extent and in the manner permitted by applicable laws and with the approval of the insurance superintendent of our state of domicile, New York. The approval process is on file with the Commissioner of your state. Also, when required by law, we will obtain your approval of the changes.

                    Examples of the changes we may make include:

                    * To operate the Separate Account in any form permitted
                      under the Investment Company Act of 1940, or in any other form permitted by law.

                    * To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.

                    * To transfer any assets in an Investment Division to
                      another Investment Division, or to one or more separate accounts, or to our general account, or add, combine, or remove Investment Divisions in the Separate Account.

                    * To substitute, for the investment company shares held in any Investment Division, the shares of another class of the investment company or the shares of another investment company or any other investment permitted by law.

                    * To change the way we assess charges, but without
                      increasing the aggregate amount charged to the Fixed Account and any currently available investment division of the Separate Account or available portfolios of the fund.

7FV-93 CT, PA                          10                                 AAACNN

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

CHANGE OF PLAN      Within 24 months from the Date of Policy, you may change
                    this policy, including any riders, to a Flexible-Premium
                    Life Insurance policy. The cash surrender value under this policy will be transferred to the new policy. The new policy will be on the life of the insured and will bear the same issue age, be in the same underwriting class and be for the same specified face amount and same death benefit option as this policy.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 CT, NC                          16                                 AAACSN

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders. For
DIRECTORS           details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690


Countersigned and Delivered _______________________ By _________________________
                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Change of Plan                16
                                              Loan Repayment               13            Age and Sex                   16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Nonparticipation              16
   Insurance Proceeds           7                                                        Computation of Values         16
   Death Benefit                7         PREMIUMS                         14            Annual Report                 16
   Minimum Death Benefit        7             Premium Payments             14            Illustration of Future
   Death Benefit Adjustment     7             Limits                       14               Benefits                   16
                                              Grace Period                 14
MONTHLY DEDUCTION               8             Reinstatement                15         METHODS OF PAYMENT               17
   Cost of Term Insurance       8                                                        Options                       17
                                          OWNERSHIP AND BENEFICIARY        15            Other Frequencies
FIXED ACCOUNT                   9             Owner                        15               and Plans                  17
   Value                        9             Change of Ownership          15            Choice of Payment Plans       17
   Interest Rate                9             Beneficiary                  15            Limitations                   17
                                              How to Change the Owner                    Payment Plan Rates            17
SEPARATE ACCOUNT                10              or the Beneficiary         15            Minimum Payments under
   Investment Divisions         10            Collateral Assignment        15               Payment Plans              18
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        -------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        -------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.
Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 CT                                                                 AAACSP

                        [LOGO FOR METLIFE APPEARS HERE]
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan               FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 30 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 FL                              1                                  AAAJDT

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders.
DIRECTORS           For details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690

Countersigned and Delivered _______________________ By _________________________

Please call our 800 number to present inquiries or to obtain information about your coverage and for us to provide assistance in resolving complaints: 1-800-257-4983.

                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Computation of Values         16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Annual Report                 16
   Insurance Proceeds           7             Dividends                    14            Illustration of Future
   Death Benefit                7                                                           Benefits                   16
   Minimum Death Benefit        7         PREMIUMS                         14
   Death Benefit Adjustment     7             Premium Payments             14         METHODS OF PAYMENT               17
                                              Limits                       14            Options                       17
MONTHLY DEDUCTION               8             Grace Period                 15            Other Frequencies
   Cost of Term Insurance       8             Reinstatement                15               and Plans                  17
                                                                                         Choice of Payment Plans       17
FIXED ACCOUNT                   9         OWNERSHIP AND BENEFICIARY        15            Limitations                   17
   Value                        9             Owner                        15            Payment Plan Rates            17
   Interest Rate                9             Change of Ownership          15            Minimum Payments under
                                              Beneficiary                  15               Payment Plans              18
SEPARATE ACCOUNT                10            How to Change the Owner
   Investment Divisions         10              or the Beneficiary         15
   Our Right to Make Changes    10            Collateral Assignment        15
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        -------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        -------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.
Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.
Not eligible for dividends.

7FV-93 FL                                                                 AAACNG

                         LOGO FOR METLIFE APPEARS HERE
          ---------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan               FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 20 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 ID, ND                          1                                  AAAIXC

DEFERMENT           We reserve the right to defer calculation and payment of
                    benefits in the following circumstances.

                    1. If your policy is in force with a Cash Value in the
                       Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

                    2. If your policy is in force with a Cash Value in the Fixed
                       Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid from the date we receive the request at the rate specified in Section 28-22-104(2) of the Idaho Code in effect at the time you request the cash value.

                    3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM PAYMENTS    Premiums are to be paid at our Designated Office. No
                    insurance will take effect before the first premium is paid.
                    Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

                    We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

                    The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

                    We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

                    The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIOD        If the Cash Surrender Value on any monthly anniversary is
                    less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

                    If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

                    If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

7FV-93 ID                             14                                  AAACLV

                        [LOGO OF METLIFE APPEARS HERE]
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan               FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US,
TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT, OR TO ANY OF OUR REPRESENTATIVES AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 IN                              1                                  AAAIZG

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. The adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 IN                              16                                 AAACL3

POLICY LOAN         You may also get cash from us by taking a policy loan. If
                    there is an existing loan you can increase it. The maximum amount available for a new or increased loan will be the greater of the Cash Surrender Value less 2 monthly deductions or 75% of the Cash Surrender Value. The smallest amount you can borrow at any one time is $250. The loan will be allocated proportionately among the Fixed Account and the Investment Divisions of the Separate Account.

                    When a loan is made, the Cash Value in each Investment Division of the Separate Account equal to the portion of the policy loan allocated to each Investment Division will be transferred to a Policy Loan Account within the general account. Cash Value in the Fixed Account equal to that portion of the policy loan allocated to that Account will also be transferred to the Policy Loan Account.

                    Amounts in the Policy Loan Account will be credited with interest at a rate we set but never less than the guaranteed rate shown on page 3.1. Interest credited to the amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the Investment Divisions of the Separate Account in the same proportions as net premiums are then being allocated.

LOAN INTEREST       The rate of interest we set for a policy year may not be
                    more than the higher of:

                    (1) The Published Monthly Average for the calendar month
                        ending 2 months before the start of the policy year; and

                    (2) The Guaranteed Interest Rate plus no more than 1.0%

                    The Published Monthly Average means:

                    (3) Moody's Composite Bond Yield Average - Monthly Average
                        Corporates, as published by Moody's Investor Service, Inc. or any successor to that service; or

                    (4) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this policy is delivered.

                    If the maximum limit for a policy year is at least 1/2% higher than the rate set for the prior policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 1/2% lower than the rate set for the prior policy year, we will reduce the rate to at least that limit.

                    The loan interest rate will never be more than 18%, which is the maximum allowed by law in the state of Kentucky and will not change more than once a year. Any change in policy loan interest rate will occur on the anniversary of the Date of Policy.

                    We will notify you of the loan interest rate when you make a loan. We will also give you advance written notice of an increase in the loan interest rate of an outstanding loan.

                    Interest is charged daily and is due at the end of each policy year. Interest not paid within 31 days after it is due will be added to the loan principal. It will be added as of the due date and will bear interest at the same rate as the rest of the loan. It will be deducted proportionately from the value of the Fixed Account and each Investment Division of the Separate Account and will be transferred to the Policy Loan Account. The amount transferred will be treated as an increased loan.

LOAN                You may repay all or part (but not less than $25.00) of a
REPAYMENT           policy loan at any time while the insured is alive and this policy is in force. If any payment you make to us is intended as a loan payment, rather than a premium payment, you must tell us this when you make the payment. Otherwise, it will be treated as a premium payment. Loan repayments will be allocated in the same manner as net premium payments, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first.

                    Failure to repay a policy loan or to pay loan interest will not terminate this policy unless the Cash Surrender Value is insufficient to pay the monthly deduction due on a monthly anniversary. In that case, the Grace Period provision will apply (see page 14).

7FV-93 KY                              13                                 AAACLG

                                  DEFINITIONS

                    This policy provides life insurance through flexible premium payments. Net premiums are credited at your option to either a fixed interest account ("Fixed Account") or a multifunded separate account ("Separate Account") or both. Interest will be credited to the Cash Value in the Fixed Account. The Cash Value in the Separate Account will vary with investment experience. The cost of insurance and other charges will be deducted each month proportionately from the Fixed Account and the Separate Account.

                    "You" and "your" refer to the owner of this policy.

                    "We", "us" and "our" refer to Metropolitan Life Insurance Company.

                    The "insured" named on page 3 is the person at whose death the insurance proceeds will be payable.

                    The "Specified Face Amount of Insurance" as of the Date of Policy is shown on page 3. A new page 3 will be issued to show any change in the Specified Face Amount of Insurance that has occurred at your request.

                    The "Date of Policy" on page 3, in the incontestability provision and elsewhere in this policy, means "date of issue of the policy."

                    The "Final Date of Policy" is the policy anniversary on which the insured is age 95. If the insured is then living and you do not ask us to continue this policy, we will pay you the Cash Surrender Value at the Final Date.

                    Policy years and months are measured from the Date of Policy. For example, if the Date of Policy is May 5, 1993, the first policy month ends June 4, 1993 and the first policy year ends May 4, 1994. Similarly, the first monthly anniversary is June 5, 1993, and the first policy anniversary is May 5, 1994.

                    The "Designated Office" is our Executive Office at One Madison Avenue, New York, N.Y. 10010. We may, by written notice, name other offices within the United States to serve as Designated Offices.

                    The "Investment Start Date" is the date the first premium is applied to the Fixed Account and/or Separate Account. It is the later of: (1) the Date of Policy; and (2) the date we receive the first premium at our Designated Office.

                    "Issue Age" is the age of the insured shown on Page 3.

                    "Fixed Account" is the account under the policy to which we will add the payments that you allocate to the Fixed Account. The Fixed Account is part of our general account.

                    "Separate Account" is Metropolitan Life Separate Account UL, the account under this policy to which we will add the payments that you allocate to any of the Investment Divisions in the Separate Account.

                    "Policy Loan Account" is the account to which we will transfer the amount of any policy loan from the Fixed and Separate Accounts.

                    "Cash Value" is the sum of: (a) the value in the Fixed Account; (b) the value in each investment division of the Separate Account; and (c) the value in the Policy Loan Account.

                    "Cash Surrender Value" is the Cash Value less any policy loan and loan interest.

                    The "Adjusted Premiums" are added to the Specified Face Amount of Insurance to compute the Option C Death Benefit. The Adjusted Premiums are initially equal to zero and are increased by premiums and decreased by withdrawals, as they occur. The Adjusted Premiums will never be less than zero.

                    To make this policy clear and easy to read, we have left out many cross-references and conditional statements. Therefore, the provisions of the policy must be read as a whole. For example, our payment of the insurance proceeds (see page 7) depends upon the payment of sufficient premiums (see page
                    14).

                    To exercise your rights, you should follow the procedures stated in the policy. If you want to request a payment, change the allocations of net premiums and/or Cash Value, adjust the death benefit, change a beneficiary, change an address or request any other action by us, you should do so on the forms prepared for each purpose. You can get these forms from our Designated Office.

7FV-93 MA                              6                                  AAACLY

                    1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance as needed.

                    2. The Specified Face Amount of Insurance may not be reduced to less than the $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

                    3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect.

                    4. No change in the death benefit will take effect unless
                       the Cash Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

                    5. We will issue a new page 3 for this policy showing the
                       change. We may require that you send us this policy to make the change.

                               MONTHLY DEDUCTION

                    The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:

                    *  The monthly cost of term insurance;

                    *  The monthly mortality and expense risk charges;

                    *  The monthly cost of any benefits provided by rider;

                    * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

                    The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM        Under all death benefit options, the amount of the term
INSURANCE           insurance for any policy month is equal to:

                    * The death benefit divided by one plus the monthly guaranteed interest rate shown on page 3.1;

                          MINUS

                    *  The Cash Value.

                    The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for riders and any other charges.

                    The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

7FV-93 MA                              8                                  AAACV8

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality Table
                    (Table B).

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 MA                             16                                  AAACL4

MINIMUM PAYMENTS UNDER PAYMENT PLANS -- Monthly payments under Options 2, 3,
3A and 4 for each $1,000 applied will not be less than the amounts shown in the following Tables.

-----------------------------------------------------------------------------------
               OPTION 2. Installment Income for a Stated Period
                   Monthly Payments for each $1,000 Applied.
-----------------------------------------------------------------------------------

                 Minimum Amount            Minimum Amount           Minimum Amount
        Years    of Each Monthly  Years    of Each Monthly  Years   of Each Monthly
        Chosen   Payment          Chosen   Payment          Chosen  Payment
          1          $84.47        11           $8.86         21        $5.32
          2           42.86        12            8.24         22         5.15
          3           28.99        13            7.71         23         4.99
          4           22.06        14            7.26         24         4.84
          5           17.91        15            6.87         25         4.71
          6           15.14        16            6.53         26         4.59
          7           13.16        17            6.23         27         4.47
          8           11.68        18            5.96         28         4.37
          9           10.53        19            5.73         29         4.27
          10           9.61        20            5.51         30         4.18
--------------------------------------------------------------------------------

   To determine the minimum amount for quarterly payment multiply the above monthly payment by 2.99; for semiannual by 5.96; and for annual by 11.84.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                OPTION 3. Single Life Income--       OPTION 3A.
                Guaranteed Payment Period            Single Life Income--
                Minimum Amount of each Monthly       Guaranteed Return
                Payment for each $1,000 Applied      Minimum Amount of each
                -------------------------------      Monthly Payment for each
                                                     $1,000 Applied
                   Guaranteed Payment Period
--------------------------------------------------------------------------------
  Payee's
   Age         10 years      15 years     20 years
--------------------------------------------------------------------------------
   50           $4.12          $4.08       $4.02            $3.97
   55            4.51           4.44        4.32             4.29
   60            5.02           4.87        4.65             4.70
   65            5.67           5.36        4.97             5.21
   70            6.46           5.88        5.24             5.85
   75            7.34           6.33        5.41             6.68
   80            8.21           6.64        5.48             7.75
85 and over      8.92           6.80        5.51             9.12
--------------------------------------------------------------------------------

         ---------------------------------------------------------------
                   OPTION 4. Joint and Survivor Life Income--
                         Guaranteed Period of 10 years
         ---------------------------------------------------------------
                Age of               Minimum Amount of each Monthly
                Both Payees          Payment for each $1,000 Applied
         ---------------------------------------------------------------
                    50                            $3.64
                    55                             3.93
                    60                             4.30
                    65                             4.80
                    70                             5.47
                    75                             6.33
         ---------------------------------------------------------------

On request, we will provide additional information about amounts of minimum payments.

7FV-93 MA                             18                                  AAACV9

                                    NOTICE

                     When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                     Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR DIRECTORS Our Board of Directors is elected by the policyholders. For details on how to vote, write to our Secretary.

                                   Metropolitan Life Insurance Company
                                   One Madison Avenue
                                   New York, New York 10010-3690

Countersigned and Delivered_____________By_______________________________

                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age                           16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

      -------------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
      -------------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.
Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.
Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 MAA                                                                AAACWD

                        [LOGO OF METLIFE APPEARS HERE]
   ------------------------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
   ------------------------------------------------------------------------
   Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


        Insured

        Specified
        Face Amount
        of Insurance

        Policy Number
        Plan        FLEXIBLE PREMIUM VARIABLE LIFE

        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        Life insurance payable if the insured dies before the Final Date of Policy.
        Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
        Adjustable death benefit.
        Premiums payable while the insured is alive and before the Final Date of Policy.
        Premiums must be sufficient to keep the policy in force.
        Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY. THE DEATH BENEFIT WILL AT LEAST EQUAL THE SPECIFIED FACE AMOUNT OF INSURANCE PROVIDED PREMIUMS ARE DULY PAID AND THERE ARE NO OUTSTANDING POLICY LOANS, PARTIAL WITHDRAWALS OR CASH SURRENDERS. SEE PAGE 7 FOR DETAILS.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME WITHIN 45 DAYS OF THE DATE OF APPLICATION OR WITHIN 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 MP                              1                                  AAAJDU

                                  DEFINITIONS

                    This policy provides life insurance through flexible premium payments. Net premiums are credited at your option to either a fixed interest account ("Fixed Account") or a multifunded separate account ("Separate Account") or both. Interest will be credited to the Cash Value in the Fixed Account. The Cash Value in the Separate Account will vary with investment experience. The cost of insurance and other charges will be deducted each month proportionately from the Fixed Account and the Separate Account.

                    "You" and "your" refer to the owner of this policy.

                    "We", "us" and "our" refer to Metropolitan Life Insurance Company.

                    The "insured" named on page 3 is the person at whose death the insurance proceeds will be payable.

                    The "Specified Face Amount of Insurance" as of the Date of Policy is shown on page 3. A new page 3 will be issued to show any change in the Specified Face Amount of Insurance that has occurred at your request.

                    The "Date of Policy" is shown on page 3.

                    The "Final Date of Policy" is the policy anniversary on or next following the insured's age 95. If the insured is then living and you do not ask us to continue this policy, we will pay you the Cash Surrender Value at the Final Date.

                    Policy years and months are measured from the Date of Policy. For example, if the Date of Policy is May 5, 1993, the first policy month ends June 4, 1993 and the first policy year ends May 4, 1994. Similarly, the first monthly anniversary is June 5, 1993, and the first policy anniversary is May 5, 1994.

                    The "Designated Office" is our Executive Office at One Madison Avenue, New York, N.Y. 10010. We may, by written notice, name other offices within the United States to serve as Designated Offices.

                    The "Investment Start Date" is the date the first premium is applied to the Fixed Account and/or Separate Account. It is the later of: (1)the Date of Policy; and (2) the date we receive the first premium at our Designated Office.

                    "Issue Age" is the age of the insured shown on Page 3.

                    "Fixed Account" is the account under the policy to which we will add the payments that you allocate to the Fixed Account. The Fixed Account is part of our general account.

                    "Separate Account" is Metropolitan Life Separate Account UL, the account under this policy to which we will add the payments that you allocate to any of the Investment Divisions in the Separate Account.

                    "Policy Loan Account" is the account to which we will transfer the amount of any policy loan from the Fixed and Separate Accounts.

                    "Cash Value" is the sum of: (a) the value in the Fixed Account; (b) the value in each investment division of the Separate Account; and (c) the value in the Policy Loan Account.

                    "Cash Surrender Value" is the Cash Value less any policy loan and loan interest.

                    The "Adjusted Premiums" are added to the Specified Face Amount of Insurance to compute the Option C Death Benefit. The Adjusted Premiums are initially equal to zero and are increased by premiums and decreased by withdrawals, as they occur. The Adjusted Premiums will never be less than zero.

                    To make this policy clear and easy to read, we have left out many cross-references and conditional statements. Therefore, the provisions of the policy must be read as a whole. For example, our payment of the insurance proceeds (see page 7) depends upon the payment of sufficient premiums (see page
                    14).

                    To exercise your rights, you should follow the procedures stated in the policy. If you want to request a payment, change the allocations of net premiums and/or Cash Value, adjust the death benefit, change a beneficiary, change an address or request any other action by us, you should do so on the forms prepared for each purpose. You can get these forms from our Designated Office.

7FV-93 MD                              6                                  AAACNP

                    1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance so that the amount of term insurance remains the same.

                    2. The Specified Face Amount of Insurance may not be reduced to less than the $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

                    3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect.

                    4. No change in the death benefit will take effect unless
                       the Cash Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

                    5. We will issue a new page 3 for this policy showing the
                       change. We may require that you send us this policy to make the change.

                               MONTHLY DEDUCTION

                    The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:

                    * The monthly cost of term insurance;

                    * The monthly mortality and expense risk charges;

                    * The monthly cost of any benefits provided by rider;

                    * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

                    The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM        Under all death benefit options, the amount of the term
INSURANCE           insurance for any policy month is equal to:

                    * The death benefit divided by one plus the monthly
                      guaranteed interest rate shown on page 3.1;

                          MINUS

                    * The Cash Value.

                    The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for riders and any other charges.

                    The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age, sex, and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

7FV-93 MD                              8                                  AAACNQ

                               SEPARATE ACCOUNT

                    Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium variable life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

                    We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

                    Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

                    The Separate Account will be valued at the end of each Valuation Period.

                    A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

                    A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.

INVESTMENT          The "Investment Divisions" are part of the Separate Account.
DIVISIONS           Each division holds a separate class (or series) of stock of a designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

                    The Investment Divisions available on the Date of Policy are described on Page 5. We may from time to time make other Investment Divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.

OUR RIGHT           We reserve the right to make certain changes if, in our
TO MAKE             judgment, they would best serve the interests of the owners
CHANGES             of policies such as this one, or would be appropriate in
                    carrying out the purposes of such policies. Any changes will be made only to the extent and in the manner permitted by applicable laws and with the approval of the insurance commissioner of our state of domicile, New York. The approval process is on file with the Commissioner. Also, when required by law, we will obtain your approval of the changes.

                    Examples of the changes we may make include:

                    * To operate the Separate Account in any form permitted
                      under the Investment Company Act of 1940, or in any other form permitted by law.

                    * To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.

                    * To transfer any assets in an Investment Division to
                      another Investment Division, or to one or more separate accounts, or to our general account, or add, combine, or remove Investment Divisions in the Separate Account.

                    * To substitute, for the investment company shares held in any Investment Division, the shares of another class of the investment company or the shares of another investment company or any other investment permitted by law.

                    * To change the way we assess charges, but without
                      increasing the aggregate amount charged to the Fixed Account and any currently available investment division of the Separate Account or available portfolios of the fund.

7FV-93 MD                             10                                  AAACNV

                      OWNER'S RIGHT TO CHANGE ALLOCATION

                    You can change the allocation of future net premiums among the Fixed Account and/or the Investment Divisions of the Separate Account. You must allocate at least 10% of net premiums to each alternative you choose. Percentages must be in whole numbers. (For example, 33 1/3% may not be chosen.) You must notify us in writing of a change in the allocation percentages. The change will take effect immediately upon receipt at our Designated Office.

                    You may also change the allocation of the Cash Value. To do this, you may transfer amounts among the alternatives at any time. A transfer charge of $25 will be deducted from the Cash Value from which amounts are transferred proportionately among the Fixed Account and the Investment Divisions of the Separate Account when each transfer is effected. However, no charge will be assessed for transfers from policy loans and loan repayments. In addition, during the first 24 policy months, no charge will be assessed for a complete transfer of all amounts in the Investment Divisions of the Separate Account to the Fixed Account. Transfers must be in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is $50, or, if less, the entire value in an Investment Division of the Separate Account or the entire value in the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years. The change will take effect on the date we receive written notice from you at our Designated Office.

EXCHANGE            During the first 24 months following the Date of Policy, the
PRIVILEGE           policy owner may exchange this policy for a new flexible
                    premium fixed benefit life insurance policy. Evidence of insurability will not be required and there will be no charge for this exchange.

                    The new policy will be on the life of the insured and will bear the same issue date and issue age, be in the same underwriting class and be for the same specified face amount and same death benefit option as this policy. The cash surrender value under this policy on the date of the exchange will be transferred to the new policy.

                      PAYMENTS DURING INSURED'S LIFETIME

PAYMENT ON          If the insured is alive on the Final Date of Policy, and you
FINAL DATE          do not ask us in writing to continue the policy, we will pay
OF POLICY           you the Cash Surrender Value. Coverage under this policy
                    will then end.

                    You may ask us in writing to continue this policy after the Final Date. If you do, the death benefit will be equal to the Cash Value. The insurance proceeds will equal the death benefit minus any outstanding policy loan and loan interest.

FULL AND            We will pay you all or part of the Cash Surrender Value
PARTIAL CASH        after we receive your request at our Designated Office. The
WITHDRAWAL          Cash Surrender Value will be determined as of the date we
                    receive your request. If you request and are paid the full
                    Cash Surrender Value, this policy and all our obligations under it will end. We may require surrender of this policy before we pay you the full Cash Surrender Value.

                    Each partial withdrawal of Cash Value must be at least $250. When a partial withdrawal is made, we will reduce the Cash Value by the amount of the partial withdrawal. The reduction in Cash Value will be allocated proportionately among the value of the Fixed Account and each Investment Division of the Separate Account.

                    The maximum amount that may be withdrawn from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years.

                    If Option A is in effect, we will reduce the Specified Face Amount of Insurance by the amount of the partial withdrawal. If Option C is in effect, and a partial withdrawal results in the Adjusted Premiums becoming negative, the Adjusted Premiums will equal zero, and the Specified Face Amount of Insurance will be adjusted by this negative amount. A new page 3 will then be issued. We may require that you send us this policy to make this change. Partial cash withdrawals will not affect the Specified Face Amount of Insurance if Option B is in effect.

                    If you request a partial withdrawal which would reduce the Cash Value to less than $500, we will treat it as a request for a full cash withdrawal.


7FV-93 MD                             12                                  AAACNR

                              METHODS OF PAYMENT

                    Unless otherwise requested, we may pay the insurance proceeds when the insured dies, or the Cash Surrender Value on surrender or on the Final Date of the policy, in one sum. If requested, we will apply the amount under one or more of the following payment plans:

OPTION 1.           Interest Income -- The amount applied will earn interest
                    which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.           Installment Income for a Stated Period -- Monthly
                    installment payments will be made so that the amount applied, with interest, will be paid over the period chosen
                    (from 1 to 30 years).

OPTION 2A.          Installment Income of a Stated Amount -- Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.           Single Life Income -- Guaranteed Payment Period -- Monthly
                    payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.          Single Life Income -- Guaranteed Return -- Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.           Joint and Survivor Life Income -- Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

OTHER FREQUENCIES   Instead of monthly payments, you may choose to have payments
AND PLANS           made quarterly, semiannually or annually. Other payment
                    plans may be arranged with us.

CHOICE OF           A choice of a payment plan for insurance proceeds made by
PAYMENT PLANS       you in writing and recorded by us while the insured is alive will take effect when the insured dies. All other choices of payment plans will take effect when recorded by us or later, if requested. When a payment plan starts, we will issue a contract which will describe the terms of the plan. We may require that you send us this policy. We may also require proof of the payee's age.

                    Payment plans may be chosen: (1) by you during the lifetime of the insured; or (2) by the beneficiary within one year after the insured died and before any payments have been made, if no choice was in effect on the date of death.

                    A choice of a payment plan will not take effect unless each payment under the plan would be at least $50.

LIMITATIONS         If the payee is not a natural person, the choice of a
                    payment plan will be subject to our approval. An assignment for a loan will modify a prior choice of payment plan. The amount due the assignee will be payable in one sum and the balance will be applied under the payment plan.

                    Payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

PAYMENT PLAN        Amounts applied under the interest income and installment
RATES               payment plans will earn interest at a rate we set from time to time.

                    Life income plan payments will be based on a rate set by us and in effect on the date the insurance proceeds or cash value become payable.

7FV-93 MD                             17                                  AAACNS

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders. For
DIRECTORS           details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York New York 10010-3690

Countersigned and Delivered___________________By_____________________________
                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        ---------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        ---------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.
Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93                                                                    AAACIW

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders. For
DIRECTORS           details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690

Countersigned and Delivered_______________________ By _________________________

                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        ---------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        ---------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.
Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93                                                                    AAACIW

                        [LOGO OF METLIFE APPEARS HERE]
          --------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          --------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.




          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan           FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR
TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF (A) 45 DAYS FOLLOWING THE DATE WE RECEIVE YOUR SIGNED APPLICATION, OR THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT, WHICHEVER IS LATER, AND (B) 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 MI                              1                                  AAAIXG

POLICY LOAN         You may also get cash from us by taking a policy loan. If
                    there is an existing loan you can increase it. The maximum amount available for a new or increased loan will be the greater of the Cash Surrender Value less 2 monthly deductions or 75% of the Cash Surrender Value. The smallest amount you can borrow at any one time is $250. The loan will be allocated proportionately among the Fixed Account and the Investment Divisions of the Separate Account.

                    When a loan is made, the Cash Value in each Investment Division of the Separate Account equal to the portion of the policy loan allocated to each Investment Division will be transferred to a Policy Loan Account within the general account. Cash Value in the Fixed Account equal to that portion of the policy loan allocated to that Account will also be transferred to the Policy Loan Account.

                    Amounts in the Policy Loan Account will be credited with interest at a rate we set but never less than the guaranteed rate shown on page 3.1. Interest credited to the amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the Investment Divisions of the Separate Account in the same proportions as net premiums are then being allocated.

LOAN INTEREST       The rate of interest we set for a policy year may not be
                    more than the higher of:

                    (1) The Published Monthly Average for the calendar month
                        ending 2 months before the start of the policy year; and

                    (2) The Guaranteed Interest Rate plus no more than 1.0%

                    The Published Monthly Average means:

                    (3) Moody's Composite Bond Yield Average - Monthly Average
                        Corporates, as published by Moody's Investor Service, Inc. or any successor to that service; or

                    (4) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this policy is delivered.

                    If the maximum limit for a policy year is at least 1/2% higher than the rate set for the prior policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 1/2% lower than the rate set for the prior policy year, we will reduce the rate to at least that limit.

                    The loan interest rate will never be more than the maximum allowed by law and will not change more than once a year and any change will occur on the anniversary of the Date of Policy.

                    We will notify you of the loan interest rate when you make a loan. We will also give you advance written notice of an increase in the loan interest rate of an outstanding loan.

                    Interest is charged daily and is due at the end of each policy year. Interest not paid within 31 days after it is due will be added to the loan principal. It will be added as of the due date and will bear interest at the same rate as the rest of the loan. It will be deducted proportionately from the value of the Fixed Account and each Investment Division of the Separate Account and will be transferred to the Policy Loan Account. The amount transferred will be treated as an increased loan.

LOAN                You may repay all or part (but not less than $25.00) of a
REPAYMENT           policy loan at any time while the insured is alive and this policy is in force. If any payment you make to us is intended as a loan payment, rather than a premium payment, you must tell us this when you make the payment. Otherwise, it will be treated as a premium payment. Loan repayments will be allocated in the same manner as net premium payments, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first.

                    Failure to repay a policy loan or to pay loan interest will not terminate this policy unless the Cash Surrender Value is insufficient to pay the monthly deduction due on a monthly anniversary. In that case, the Grace Period provision will apply (see page 15).

7FV-93 MO, WI                         13                                  AAACLI

DEFERMENT           We reserve the right to defer calculation and payment of
                    benefits in the following circumstances.

                    1. If your policy is in force with a Cash Value in the
                       Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

                    2. If your policy is in force with a Cash Value in the Fixed
                       Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law; if greater.

                    3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

DIVIDENDS           Each year we determine an amount to be paid to our
                    policyholders as dividends. We will determine the share, if any, for this policy and credit it as a dividend at the end of the policy year. At this time we do not know when any dividends might be payable on this policy.

                    You may use dividends in either of these ways:

                         1. Dividend Accumulations -- To be added to the cash
                            value.

                         2. Cash -- To be paid to you by check.

                    Your choice may be made on the application for your policy or in writing at a later date. If no choice has been made, we will provide dividend accumulations unless you make a different choice within 3 months after a dividend is credited. If a dividend check has not been cashed within one year, a choice of dividend accumulations will be deemed to have been made.


                                   PREMIUMS

PREMIUM             Premiums are to be paid at our Designated Office. No
PAYMENTS            insurance will take effect before the first premium is paid.
                    Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

                    We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

                    The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

                    We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

                    The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

7FV-93 MO, WI                         14                                  AAACLJ

                        [LOGO OF METLIFE APPEARS HERE]
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.




          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan    FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 MO                              1                                  AAAIXK

GRACE PERIOD        If the Cash Surrender Value on any monthly anniversary is
                    less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

                    If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

                    If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

REINSTATEMENT       If the grace period has ended and you have not paid the
                    required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                    1. Ask for reinstatement within 5 years after the end of the grace period;

                    2. Provide evidence of insurability satisfactory to us;

                    3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                    Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF           You may name a new owner at any time. If a new owner is
OWNERSHIP           named, any earlier choice of a contingent owner,
                    beneficiary, contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY         The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive.
                    If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE       You may change the owner, contingent owner, beneficiary or
THE OWNER OR        contingent beneficiary of this policy by written notice or
THE BENEFICIARY     assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL          Your policy may be assigned as collateral. All rights under
ASSIGNMENT          the policy will be transferred to the extent of the
                    assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, within 2 years from the Date of Policy, if we can show that the insured intended suicide when the policy was applied for. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide more than 2 years after the Date of Policy but within 2 years from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost, if we can show that the insured intended suicide when the increase was applied for.

7FV-93 MO                              15                                 AAACLX

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 MO, WI                         16                                  AAACL5

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders. For
DIRECTORS           details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690
                      Telephone No. 1-800-257-4983

Countersigned and Delivered____________________ By ________________________

                                TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Computation of Values         16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Annual Report                 16
   Insurance Proceeds           7             Dividends                    14            Illustration of Future
   Death Benefit                7                                                           Benefits                   16
   Minimum Death Benefit        7         PREMIUMS                         14
   Death Benefit Adjustment     7             Premium Payments             14         METHODS OF PAYMENT               17
                                              Limits                       14            Options                       17
MONTHLY DEDUCTION               8             Grace Period                 15            Other Frequencies
   Cost of Term Insurance       8             Reinstatement                15               and Plans                  17
                                                                                         Choice of Payment Plans       17
FIXED ACCOUNT                   9         OWNERSHIP AND BENEFICIARY        15            Limitations                   17
   Value                        9             Owner                        15            Payment Plan Rates            17
   Interest Rate                9             Change of Ownership          15            Minimum Payments under
                                              Beneficiary                  15               Payment Plans              18
SEPARATE ACCOUNT                10            How to Change the Owner
   Investment Divisions         10              or the Beneficiary         15
   Our Right to Make Changes    10            Collateral Assignment        15
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        -----------------------------------------------------------
                  Page 2 has intentionally been left blank.
        -----------------------------------------------------------

                Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy. Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

7FV-93 MO                                                                 AAACI1

                        [LOGO OF METLIFE APPEARS HERE]
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.






          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan           FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO CANCEL: YOU MAY CANCEL THIS POLICY BY DELIVERING OR MAILING A
WRITTEN NOTICE OR SENDING A TELEGRAM TO METROPOLITAN LIFE INSURANCE COMPANY, 485-B ROUTE 1 SOUTH, SUITE 420, ISELIN, NJ 08830 AND BY RETURNING THE POLICY OR CONTRACT BEFORE MIDNIGHT OF THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS AFTER THE DATE YOU RECEIVE THIS POLICY. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED. NOTICE GIVEN BY MAIL AND RETURN OF THE POLICY OR CONTRACT BY MAIL ARE EFFECTIVE ON BEING POSTMARKED, PROPERLY ADDRESSED AND POSTAGE PREPAID. THE INSURER MUST RETURN ALL PAYMENTS MADE FOR THIS POLICY WITHIN TEN DAYS AFTER IT RECEIVES NOTICE OF CANCELLATION AND THE RETURNED POLICY.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 MN                              1                                  AAAIXI

                           PAYMENT WHEN INSURED DIES

INSURANCE           If the insured dies before the Final Date of Policy, an
PROCEEDS            amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                        * The death benefit described below

                          PLUS

                        * Any insurance on the insured's life that may be
                          provided by riders to this policy

                          MINUS

                        * Any policy loan and loan interest

                          MINUS

                        * Any due and unpaid monthly deductions accruing during
                          a grace period.

                    We will pay the insurance proceeds to the beneficiary within two months after we receive proof of death and a proper written claim.

DEATH BENEFIT       The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

                    1. OPTION A:   The Specified Face Amount of Insurance.
                    2. OPTION B:   The Specified Face Amount of Insurance

                                         PLUS

                                   The Cash Value on the date of death.
                    3. OPTION C:   The Specified Face Amount of Insurance.

                                         PLUS

                                   The total amount of premiums paid to date, less any withdrawals.

MINIMUM             In no event will the death benefit be less than the amounts
DEATH BENEFIT       described below:

                                                     MINIMUM DEATH BENEFIT
                         AGE ON DATE                 AS A PERCENTAGE OF THE
                          OF DEATH                        CASH VALUE
                         40 or younger                      250%
                          41-45                           243-215
                          46-50                           209-185
                          51-55                           178-150
                          56-60                           146-130
                          61-65                           128-120
                          66-70                           119-115
                          71-75                           113-105
                          76-90                             105
                          91-95                           104-100
                          96 and over                       100

                    The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT       At any time after the first policy year, while this policy
ADJUSTMENT          is in force, you may change the death benefit option or
                    change (either increase or decrease) the Specified Face
                    Amount of Insurance, subject to the following:

7FV-93 MN                              7                                  AAACLZ

                        [LOGO OF METLIFE APPEARS HERE]

          ------------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          ------------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.






          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan           FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 (95-MT)                         1                                  AAAJPM

                           PAYMENT WHEN INSURED DIES

INSURANCE           If the insured dies before the Final Date of Policy, and
PROCEEDS            while the policy is in force, an amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                        * The death benefit described below

                          PLUS

                        * Any insurance on the insured's life that may be
                          provided by riders to this policy

                          MINUS

                        * Any policy loan and loan interest

                          MINUS

                        * Any due and unpaid monthly deductions accruing during
                          a grace period.

                    We will pay the insurance proceeds to the beneficiary within 60 days after we receive proof of death and a proper written claim. Starting on the 30th day, interest will be paid until settlement. Such interest will be paid at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the ninth Federal Reserve District at the time of proof of death.

DEATH BENEFIT       The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

                    1. OPTION A:   The Specified Face Amount of Insurance.

                    2. OPTION B:   The Specified Face Amount of Insurance

                                                PLUS

                                   The Cash Value on the date of death.

                    3. OPTION C:  The Specified Face Amount of Insurance

                                                PLUS

                                       The Adjusted Premiums.

                    See the Full and Partial Cash Withdrawal provision for the effect of a partial withdrawal on the death benefit.

MINIMUM             In no event will the death benefit be less than the amounts
DEATH BENEFIT       described below:

                                                       MINIMUM DEATH BENEFIT
                      AGE ON DATE                      AS A PERCENTAGE OF THE
                       OF DEATH                             CASH VALUE
                      40 or younger                           250%
                       41-45                                 243-215
                       46-50                                 209-185
                       51-55                                 178-150
                       56-60                                 146-130
                       61-65                                 128-120
                       66-70                                 119-115
                       71-75                                 113-105
                       76-90                                   105
                       91-95                                 104-100
                       96 and over                             100

                    The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT       At any time after the first policy year, while this policy
ADJUSTMENT          is in force, you may change the death benefit option or
                    change (either increase or decrease) the Specified Face
                    Amount of Insurance, subject to the following:

7FV-93 MT                              7                                  AAACV4

                    1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance as needed.

                    2. The Specified Face Amount of Insurance may not be reduced to less than the $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

                    3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect.

                    4. No change in the death benefit will take effect unless
                       the Cash Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

                    5. We will issue a new page 3 for this policy showing the
                       change. We may require that you send us this policy to make the change.

                               MONTHLY DEDUCTION

                    The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:

                    * The monthly cost of term insurance;

                    * The monthly mortality and expense risk charges;

                    * The monthly cost of any benefits provided by rider;

                    * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

                    The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM        Under all death benefit options, the amount of the term
INSURANCE           insurance for any policy month is equal to:

                    * The death benefit divided by one plus the monthly
                      guaranteed interest rate shown on page 3.1;

                        MINUS

                    * The Cash Value.

                    The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for riders and any other charges.

                    The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

7FV-93 MT                              8                                  AAACV5

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change
OR OTHER PERSON'S   any contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1.This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality Table
                    (Table B).

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

CONFORMITY WITH     The provisions of this policy meet the minimum requirements
MONTANA LAW         of the Montana Law and will control regardless of the state in which the insured may reside on or after the date of the policy.

7FV-93 MT                             16                                  AAACV6

  MINIMUM PAYMENTS UNDER PAYMENT PLANS -- Monthly payments under Options 2, 3, 3A and 4 for each $1,000 applied will not be less than the amounts shown in the following Tables.

--------------------------------------------------------------------------------
               OPTION 2. Installment Income for a Stated Period
                         Monthly Payments for each $1,000 Applied.
--------------------------------------------------------------------------------
               Minimum Amount             Minimum Amount          Minimum Amount
    Years      of Each Monthly   Years    of Each Monthly  Years of Each Monthly
    Chosen     Payment           Chosen   Payment          Chosen Payment
--------------------------------------------------------------------------------
       1          $84.47           11        $8.86            21     $5.32
       2           42.86           12         8.24            22      5.15
       3           28.99           13         7.71            23      4.99
       4           22.06           14         7.26            24      4.84
       5           17.91           15         6.87            25      4.71
       6           15.14           16         6.53            26      4.59
       7           13.16           17         6.23            27      4.47
       8           11.68           18         5.96            28      4.37
       9           10.53           19         5.73            29      4.27
      10            9.61           20         5.51            30      4.18
--------------------------------------------------------------------------------
   To determine the minimum amount for quarterly payment multiply the above monthly payment by 2.99; for semiannual by 5.96; and for annual by 11.84.
--------------------------------------------------------------------------------

   --------------------------------------------------------------------------
                   OPTION 3. Single Life Income--       Option 3A.
                    Guaranteed Payment Period           Single Life Income--
                    Minimum Amount of each Monthly      Guaranteed Return
                    Payment for each $1,000 Applied     Minimum Amount of each
               ---------------------------------------  Monthly Payment for each
                    Guaranteed Payment Period           $1,000 Applied
       Payee's ---------------------------------------
        Age     10 years      15 years   20 years
   --------------------------------------------------------------------------
        50      $4.12          $4.08      $4.02                $3.97
        55       4.51           4.44       4.32                 4.29
        60       5.02           4.87       4.65                 4.70
        65       5.67           5.36       4.97                 5.21
        70       6.46           5.88       5.24                 5.85
        75       7.34           6.33       5.41                 6.68
        80       8.21           6.64       5.48                 7.75
    85 and over  8.92           6.80       5.51                 9.12
   --------------------------------------------------------------------------

       -----------------------------------------------------------------
               OPTION 4. Joint and Survivor Life Income--
                         Guaranteed Period of 10 years
       -----------------------------------------------------------------
                  Age of                Minimum Amount of each Monthly
                Both Payees             Payment for each $1,000 Applied
       -----------------------------------------------------------------
                    50                             $ 3.64
                    55                               3.93
                    60                               4.30
                    65                               4.80
                    70                               5.47
                    75                               6.33
       -----------------------------------------------------------------

On request, we will provide additional information about amounts of minimum payments.

7FV-93 MT                             18                                  AAACV3

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of
                    Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or
                    banks. If we do not receive the full amount of any check,
                    draft or money order, it will not constitute payment. All
                    payments are to be made in U.S. currency.
VOTING              Our Board of Directors is elected by the policyholders. For
FOR DIRECTORS       details on how to vote, write to our Secretary.


                           Metropolitan Life Insurance Company
                           One Madison Avenue
                           New York, New York 10010-3690

Countersigned and Delivered_________________By_____________________________

                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age                           16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14            Conformity with Montana
                                              Grace Period                 14               Law                        16
MONTHLY DEDUCTION               8             Reinstatement                15
   Cost of Term Insurance       8                                                     METHODS OF PAYMENT               17
                                          OWNERSHIP AND BENEFICIARY        15            Options                       17
FIXED ACCOUNT                   9             Owner                        15            Other Frequencies
   Value                        9             Change of Ownership          15               and Plans                  17
   Interest Rate                9             Beneficiary                  15            Choice of Payment Plans       17
                                              How to Change the Owner                    Limitations                   17
SEPARATE ACCOUNT                10              or the Beneficiary         15            ment Plan Rates
   Investment Divisions         10            Collateral Assignment        15            Minimum Payments under
   Our Right to Make Changes    10                                                          Payment Plans              18
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 (95-MT)                                                            AAACV7

                      OWNER'S RIGHT TO CHANGE ALLOCATION

                    You can change the allocation of future net premiums among the Fixed Account and/or the Investment Divisions of the Separate Account. You must allocate at least 10% of net premiums to each alternative you choose. Percentages must be in whole numbers. (For example, 33 1/3% may not be chosen.) You must notify us in writing of a change in the allocation percentages. The change will take effect immediately upon receipt at our Designated Office.

                    You may also change the allocation of the Cash Value. To do this, you may transfer amounts among the alternatives at any time. A transfer charge of $25 will be deducted from the Cash Value from which amounts are transferred proportionately among the Fixed Account and the Investment Divisions of the Separate Account when each transfer is effected. However, no charge will be assessed for transfers from policy loans and loan repayments. In addition, during the first 24 policy months, no charge will be assessed for a complete transfer of all amounts in the Investment Divisions of the Separate Account to the Fixed Account. Transfers must be in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is $50, or, if less, the entire value in an Investment Division of the Separate Account or the entire value in the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years. The change will take effect on the date we receive written notice from you at our Designated Office.

                      PAYMENTS DURING INSURED'S LIFETIME

PAYMENT ON          If the insured is alive on the Final Date of Policy, and
FINAL DATE          you do not ask us in writing to continue the policy, we will pay you the Cash Surrender Value. Coverage under this policy will then end.

                    You may ask us in writing to continue this policy after the Final Date. If you do, the death benefit will be equal to the Cash Value. The insurance proceeds will equal the death benefit minus any outstanding policy loan and loan interest.

FULL AND            We will pay you all or part of the Cash Surrender Value
PARTIAL CASH        after we receive your request at our Designated Office. The
WITHDRAWAL          Cash Surrender Value will be determined as of the date we
                    receive your request. If you request and are paid the full
                    Cash Surrender Value, this policy and all our obligations under it will end. We may require surrender of this policy before we pay you the full Cash Surrender Value.

                    Each partial withdrawal of Cash Value must be at least $250. When a partial withdrawal is made, we will reduce the Cash Value by the amount of the partial withdrawal. The reduction in Cash Value will be allocated proportionately among the value of the Fixed Account and each Investment Division of the Separate Account.

                    The maximum amount that may be withdrawn from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years.

                    If Option A is in effect, we will reduce the Specified Face Amount of Insurance by the amount of the partial withdrawal. If Option C is in effect, and a partial withdrawal results in the Adjusted Premiums becoming negative, the Adjusted Premiums will equal zero, and the Specified Face Amount of Insurance will be adjusted by this negative amount. A new page 3 will then be issued. We may require that you send us this policy to make this change. Partial cash withdrawals will not affect the Specified Face Amount of Insurance if Option B is in effect.

                    If you request a partial withdrawal which would reduce the Cash Value to less than $500, we will treat it as a request for a full cash withdrawal.

7FV-93 NC                             12                                  AAACSM

REINSTATEMENT       If the grace period has ended and you have not paid the
                    required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                    1. Ask for reinstatement within 5 years after the end of the grace period;

                    2. Provide evidence of insurability satisfactory to us;

                    3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                    Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF           You may name a new owner at any time. If a new owner is
OWNERSHIP           named, any earlier choice of a contingent owner,
                    beneficiary, contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY         The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE       You may change the owner, contingent owner, beneficiary or
THE OWNER OR        contingent beneficiary of this policy by written notice or
THE BENEFICIARY     assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL          Your policy may be assigned as collateral. All rights under
ASSIGNMENT          the policy will be transferred to the extent of the
                    assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within 2 years from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, while sane or insane, more than 2 years after the Date of Policy but within 2 years from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost.

7FV-93 NC                             15                                  AAACU7

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

CHANGE OF PLAN      Within 24 months from the Date of Policy, you may change
                    this policy, including any riders, to a Flexible-Premium
                    Life Insurance policy. The cash surrender value under this policy will be transferred to the new policy. The new policy will be on the life of the insured and will bear the same issue age, be in the same underwriting class and be for the same specified face amount and same death benefit option as this policy.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1.This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION Of     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 CT, NC                         16                                  AAACSN

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders.
DIRECTORS           For details on how to vote, write to our Secretary.

                                   Metropolitan Life Insurance Company
                                   One Madison Avenue
                                   New York, New York 10010-3690

Countersigned and Delivered____________________By_______________________________
                               TABLE OF CONTENTS


                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,         PAYMENTS DURING INSURED'S                  EXCLUSION                        15
                              3.1          LIFETIME                        12            Suicide                       15
TABLE OF GUARANTEED                           Payment on Final
MAXIMUM INSURANCE RATES         4               Date of Policy             12         GENERAL PROVISIONS               16
                                              Full and Partial                           The Contract                  16
DESCRIPTION OF                                  Cash Withdrawal            12            Limitation on
INVESTMENT DIVISIONS IN                       Policy Loan                  13               Representative's or Other
THE SEPARATE ACCOUNT            5             Loan Interest                13               Person's Authority         16
                                              Loan Repayment               13            Incontestability              16
DEFINITIONS                     6             Deferment                    14            Age and Sex                   16
                                                                                         Nonparticipation              16
PAYMENT WHEN INSURED DIES       7         PREMIUMS                         14            Computation of Values         16
   Insurance Proceeds           7             Premium Payments             14            Annual Report                 16
   Death Benefit                7             Limits                       14            Illustration of Future
   Minimum Death Benefit        7             Grace Period                 14               Benefits                   16
   Death Benefit Adjustment     7             Reinstatement                15
                                                                                      METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8         OWNERSHIP AND BENEFICIARY        15            Options                       17
   Cost of Term Insurance       8             Owner                        15            Other Frequencies
                                              Change of Ownership          15               and Plans                  17
FIXED ACCOUNT                   9             Beneficiary                  15            Choice of Payment Plans       17
   Value                        9             How to Change the Owner                    Limitations                   17
   Interest Rate                10              or the Beneficiary         15            Payment Plan Rates            17
                                              Collateral Assignment                      Minimum Payments under
SEPARATE ACCOUNT                10                                                          Payment Plans              18
   Investment Divisions         10
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

       ----------------------------------------------------------------------
                  Pages 2 and 19 have intentionally been left blank.
       ----------------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 NC                                                                 AAACSL

                        PAYMENT WHEN INSURED DIES

INSURANCE           If the insured dies before the Final Date of Policy, and
PROCEEDS            while the policy is in force, an amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                        * The death benefit described below

                          PLUS

                        * Any insurance on the insured's life that may be
                          provided by riders to this policy

                          MINUS

                        * Any policy loan and loan interest

                          MINUS

                        * Any due and unpaid monthly deductions accruing during
                    a grace period.

                    We will pay the insurance proceeds to the beneficiary after we receive proof of death and a proper written claim. We will include reasonable interest in our payment provided we receive proof of death within 180 days of the date of death.

DEATH BENEFIT       The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

                    1. OPTION A:    The Specified Face Amount of Insurance.

                    2. OPTION B:    The Specified Face Amount of Insurance

                                         PLUS

                                    The Cash Value on the date of death.

                    3. OPTION C:    The Specified Face Amount of Insurance

                                         PLUS

                                    The Adjusted Premiums.
                    See the Full and Partial Cash Withdrawal provision for the effect of a partial withdrawal on the death benefit.

MINIMUM             In no event will the death benefit be less than the amounts
DEATH BENEFIT       described below:

                                                         MINIMUM DEATH BENEFIT
                           AGE ON DATE                  AS A PERCENTAGE OF THE
                            OF DEATH                           CASH VALUE
                           40 or younger                        250%
                            41-45                             243-215
                            46-50                             209-185
                            51-55                             178-150
                            56-60                             146-130
                            61-65                             128-120
                            66-70                             119-115
                            71-75                             113-105
                            76-90                               105
                            91-95                             104-100
                            96 and over                         100

                    The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT       At any time after the first policy year, while this policy
ADJUSTMENT          is in force, you may change the death benefit option or
                    change (either increase or decrease) the Specified Face
                    Amount of Insurance, subject to the following:

7FV-93 ND                              7                                  AAACR1

REINSTATEMENT       If the grace period has ended and you have not paid the
                    required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                    1. Ask for reinstatement within 3 years after the end of the grace period;

                    2. Provide evidence of insurability satisfactory to us;

                    3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                    Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF           You may name a new owner at any time. If a new owner is
OWNERSHIP           named, any earlier choice of a contingent owner,
                    beneficiary, contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY         The beneficiary is the entity or entities and/or person
                    or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE       You may change the owner, contingent owner, beneficiary or
THE OWNER OR        contingent beneficiary of this policy by  written notice
THE BENEFICIARY     or assignment of the policy. No change is binding on us
                    until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it.
                    The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL          Your policy may be assigned as collateral. All rights
ASSIGNMENT          under the policy will be transferred to the extent of the
                    assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within one year from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, while sane or insane, more than one year after the Date of Policy but within one year from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost.

7FV-93 CO, ND                          15                                 AAACLR

                                  DEFINITIONS

                    This policy provides life insurance through flexible premium payments. Net premiums are credited at your option to either a fixed interest account ("Fixed Account") or a multifunded separate account ("Separate Account") or both. Interest will be credited to the Cash Value in the Fixed Account. The Cash Value in the Separate Account will vary with investment experience. The cost of insurance and other charges will be deducted each month proportionately from the Fixed Account and the Separate Account.

                    "You" and "your" refer to the owner of this policy.

                    "We", "us" and "our" refer to Metropolitan Life Insurance Company.

                    The "insured" named on page 3 is the person at whose death the insurance proceeds will be payable.

                    The "Specified Face Amount of Insurance" as of the Date of Policy is shown on page 3. A new page 3 will be issued to show any change in the Specified Face Amount of Insurance that has occurred at your request.

                    The "Date of Policy" is shown on page 3.

                    The "Final Date of Policy" is the policy anniversary on which the insured is age 95. If the insured is then living and you do not ask us to continue this policy, we will pay you the Cash Surrender Value at the Final Date.

                    Policy years and months are measured from the Date of Policy. For example, if the Date of Policy is May 5, 1993, the first policy month ends June 4, 1993 and the first policy year ends May 4, 1994. Similarly, the first monthly anniversary is June 5, 1993, and the first policy anniversary is May 5, 1994.

                    The "Designated Office" is our Executive Office at One Madison Avenue, New York, N.Y. 10010. We may, by written notice, name other offices in the United States to serve as Designated Offices.

                    The "Investment Start Date" is the date the first premium is applied to the Fixed Account or Separate Account. It is the later of: (1) the Date of Policy; and (2) the date we receive the first premium at our Designated Office.

                    "Issue Age" is the age of the insured shown on Page 3.

                    "Fixed Account" is the account under the policy to which we will add the payments that you allocate to the Fixed Account. The Fixed Account is part of our general account.

                    "Separate Account" is Metropolitan Life Separate Account UL, the account under this policy to which we will add the payments that you allocate to any of the Investment Divisions in the Separate Account.

                    "Policy Loan Account" is the account to which we will transfer the amount of any policy loan from the Fixed and Separate Accounts.

                    "Cash Value" is the sum of: (a) the value in the Fixed Account; (b) the value in each investment division of the Separate Account; and (c) the value in the Policy Loan Account.

                    "Cash Surrender Value" is the Cash Value less any policy loan and loan interest.

                    The "Adjusted Premiums" are added to the Specified Face Amount of Insurance to compute the Option C Death Benefit. The Adjusted Premiums are initially equal to zero and are increased by premiums and decreased by withdrawals, as they occur. The Adjusted Premiums will never be less than zero.

                    Your policy includes flexible factors that may change from time to time. They are: the interest rates we credit on amounts in the Fixed Account and on amounts in the Policy Loan Account; the expense charge; the monthly cost of term insurance rates; the investment management fee; the direct expenses of the Series Fund; and the mortality and expense risk charge related to the investment divisions in the Separate Account. Any changes to these factors will be made prospectively, will not recoup past losses, and will be based on future expectations of investment experience, mortality, persistency and expenses.

                    To request a payment, change the allocations of net premiums or Cash Value, adjust the death benefit, change a beneficiary, change an address or request any other action by us, you should do so on the forms prepared for each purpose. You can get these forms from our Designated Office.

7FV-93 NJ                              6                                  AAACM4

                    1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance as needed.

                       a. If you change from Option A to Option B, the Specified
                          Face Amount will be reduced by the value of the accumulation fund.

                       b. If you change from Option B to Option A, the Specified
                          Face Amount will be increased by the value of the accumulation fund.

                       c. If you change from Option A to Option C, the Specified
                          Face Amount will be reduced by the amount of premiums paid that exceeds withdrawals made.

                       d. If you change from Option C to Option A, the Specified
                          Face Amount will be increased by the amount of premiums paid that exceeds withdrawals made.

                       e. If you change from Option B to Option C, the Specified
                          Face Amount will be increased by an amount equal to the accumulation fund less the total premiums paid plus the total amount withdrawn.

                       f. If you change from Option C to Option B, the Specified
                          Face Amount will be decreased by an amount equal to the accumulation fund plus the total premiums paid less the total amount withdrawn.

                    2. The Specified Face Amount of Insurance may not be reduced to less than the $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

                    3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect.

                    4. No change in the death benefit will take effect unless
                       the Cash Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

                   5. We will issue a new page 3 for this policy showing the change. We may require that you send us this policy to make the change.
                   6. Decreases in the Specified Face Amount will be deducted first from any increase, starting from the last increase first and then from the original Specified Face Amount.

                               MONTHLY DEDUCTION

                    The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:
                    * The monthly cost of term insurance;
                    * The monthly mortality and expense risk charges;
                    * The monthly cost of any benefits provided by rider;
                    * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

                    The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM        Under all death benefit options, the amount of the term
INSURANCE           insurance for any policy month is equal to:

                     * The death benefit divided by one plus the monthly
                       guaranteed interest rate shown on page 3.1;

                         MINUS

                     * The Cash Value.

                    The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for any other riders or other charges.

7FV-93 NJ                              8                                  AAACM5

                    The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age, sex, and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

                                 FIXED ACCOUNT

VALUE The value of the Fixed Account on the Investment Start Date is equal to:

                    1. The portion of the initial net premium which has been
                       paid and allocated to the Fixed Account;

                                 MINUS

                    2. The portion of any monthly deductions charged to the
                       Fixed Account.

                    The value of the Fixed Account on any day after the Investment Start Date is equal to:

                    1. The value on the preceding day, with interest on such
                       values at the current applicable rates;

                                 PLUS

                    2. Any portion of net premium paid and allocated to the
                       Fixed Account on that day;

                                 PLUS

                    3. Any amount transferred to the Fixed Account on that day;

                                 MINUS

                    4. Any amount transferred from the Fixed Account on that
                       day;
                                 MINUS

                    5. Any cash withdrawal made from the Fixed Account on that day;

                                 MINUS

                    6. The portion of any transfer charge allocated to the value of the Fixed Account;

                          MINUS, IF THAT DAY IS A MONTHLY ANNIVERSARY,

                    7. The portion of the monthly deduction which is charged to the Fixed Account, to cover the policy month which starts on that day.

INTEREST            The guaranteed interest rate for the Fixed Account is shown
RATE                on page 3.1.

                    We may declare rates of interest in excess of the guaranteed rate on amounts in the Fixed Account at any time, subject to the following conditions: the rate of excess interest on any net premiums paid during a month of the year will not change until the first day of the same month in the following year. We also may credit different rates of excess interest to premium payments made in different months of the year and different rates of excess interest at the end of each twelve-month period for Cash Value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

                    Interest rates we declare in excess of the guaranteed rate will be determined prospectively and will not recoup past losses. Such rates will be based on the current rate we are earning on assets backing this product less a consideration for administrative and other expenses.

                    We will credit the guaranteed and any excess interest on every Valuation Date. Once credited, that interest will be guaranteed and will become part of the value in the Fixed Account from which monthly deductions are made. The monthly deduction will be charged against the most recent premiums paid (and transfers made) and interest credited.

7FV-93 NJ                              9                                  AAACM6

                    * To make any other necessary technical changes in this
                      policy in order to conform with any action this provision permits us to take.

                    If any of these changes result in a material change in the underlying investments of an Investment Division in the Separate Account, we will notify you of such change. If you have funds allocated to that division, you may then make a new choice of Investment Divisions.

INDEX OF            We use an index to measure changes in each Investment
INVESTMENT          Division's investment experience from one valuation period
EXPERIENCE          to another. By looking at the index values for an Investment
                    Division over a period of time, you can judge the past performance of that Division. We set the index at $10 when the Investment Division first began operations. For a current Valuation Period, the index equals the index for the preceding Valuation Period multiplied by the experience factor for the current period.

                    We calculate the "experience factor" for each Investment Division during a Valuation Period as follows:

                    (1) We take the net asset value of the investment company's investment and divide it by the total shares owned by the investment company. This is the net asset value per share. An investment management fee is deducted as described in the prospectus. This fee is paid to Metropolitan Life for investment management services provided and is based on the nature of various investment portfolios and the extent of the services required.

                    (2) Next, we take the net asset value per share from (1)
                        and: add the per share amount of any dividend or capital gain distribution paid by the investment company during the current Valuation Period; and substract any per share charges needed for our taxes or for any reserve for taxes.
                    (3) We divide the result in (2) by the amount calculated in the same way at the end of the previous Valuation Period. The result is the experience factor.

VALUE The value of the Separate Account is the sum of the Cash Values in each of the Investment Divisions. Expense and mortality results will not adversely affect the dollar amount of variable benefits.

                    The value in each Investment Division of the Separate Account on the Investment Start Date is equal to:

                    1. The portion of the initial net premium which has been
                       paid and is allocated to the Investment Division;

                                  MINUS

                    2. The portion of any monthly deductions charged to the
                       Investment Division.

                    The Cash Value in each Investment Division on subsequent Valuation Dates is equal to:

                    1. The Cash Value in the Investment Division on the
                       preceding Valuation Date;

                                  PLUS

                    2. Any increase due to the investment result in the
                       Investment Division of the Separate Account;

                                  PLUS

                    3. Any net premium payments received during the current
                       Valuation Period which are allocated to the Investment Division;

                                  PLUS

                    4. Any net amounts transferred to the Investment Division
                       during the current Valuation Period;

                                 MINUS

                    5. Any decrease due to the investment result in the
                       Investment Division of the Separate Account;

                                 MINUS

                    6. Any amounts transferred from the Investment Division
                       during the current Valuation Period;

                                 MINUS

7FV-93 NJ                              11                                 AAACM7

                    7. Any cash withdrawal from the Investment Division during the current Valuation Period;

                         MINUS

                    8. The portion of any transfer charge allocated to the value in the Investment Division;

                       MINUS, IF A MONTHLY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD,

                    9. The portion of the monthly deduction charged to the
                       Investment Division during the current Valuation Period to cover the policy month which starts on that day.

                      OWNER'S RIGHT TO CHANGE ALLOCATION

                    You can change the allocation of future net premiums among the Fixed Account and/or the Investment Divisions of the Separate Account. You must allocate at least 10% of net premiums to each alternative you choose. Percentages must be in whole numbers. (For example, 33 1/3% may not be chosen.) You must notify us in writing of a change in the allocation percentages. The change will take effect immediately upon receipt at our Designated Office.

                    You may also change the allocation of the Cash Value. To do this, you may transfer amounts among the alternatives at any time. A transfer charge of $25 will be deducted from the Cash Value from which amounts are transferred proportionately among the Fixed Account and the Investment Divisions of the Separate Account when each transfer is effected. However, no charge will be assessed for transfers from policy loans and loan repayments. In addition, during the first 24 policy months, no charge will be assessed for a complete transfer of all amounts in the Investment Divisions of the Separate Account to the Fixed Account. Transfers must be in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is $50, or, if less, the entire value in an Investment Division of the Separate Account or the entire value in the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years. The change will take effect on the date we receive written notice from you at our Designated Office.

EXCHANGE            During the first 24 months following the Date of Policy,
PRIVILEGE           the policy owner may transfer the entire amount in the
                    Separate Account to the Fixed Account and allocate all future net premiums to the Fixed Account. This will serve as an exchange of the policy for the equivalent of a flexible premium fixed benefit life insurance policy. There will be no charge for this transfer.

                      PAYMENTS DURING INSURED'S LIFETIME

PAYMENT ON          If the insured is alive on the Final Date of Policy, and
FINAL DATE          you do not ask us in writing to continue the policy, we
OF POLICY           will pay you the Cash Surrender Value. Coverage under this policy will then end.

                    You may ask us in writing to continue this policy after the Final Date. If you do, we will no longer accept premiums or make monthly deductions. The death benefit will be equal to the Cash Value. The insurance proceeds will equal the Cash Surrender Value.

FULL AND            We will pay you all or part of the Cash Surrender Value
PARTIAL CASH        after we receive your request at our  Designated Office.
WITHDRAWAL          The Cash Surrender Value will be determined as of the date we receive your request. If you request and are paid the full Cash Surrender Value, this policy and all our obligations under it will end. We may require surrender of this policy before we pay you the full Cash Surrender Value.

                    Each partial withdrawal of Cash Value must be at least $250. When a partial withdrawal is made, we will reduce the Cash Value by the amount of the partial withdrawal. The reduction in Cash Value will be allocated proportionately among the value of the Fixed Account and each Investment Division of the Separate Account.

                    The maximum amount that may be withdrawn from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years.

7FV-93 NJ                             12                                  AAACUV

                    If Option A is in effect, we will reduce the Specified Face Amount of Insurance by the amount of the partial withdrawal. If Option C is in effect, and a partial withdrawal results in the Adjusted Premiums becoming negative, the Adjusted Premiums will equal zero, and the Specified Face Amount of Insurance will be adjusted by this negative amount. A new page 3 will then be issued. We may require that you send us this policy to make this change. Partial cash withdrawals will not affect the Specified Face Amount of Insurance if Option B is in effect.


POLICY LOAN         You may also get cash from us by taking a policy loan. If
                    there is an existing loan you can increase it. The maximum amount available for a new or increased loan will be the greater of the Cash Surrender Value less 2 monthly deductions or 75% of the Cash Surrender Value. The smallest amount you can borrow at any one time is $250. The loan will be allocated proportionately among the Fixed Account and the Investment Divisions of the Separate Account.

                    When a loan is made, the Cash Value in each Investment Division of the Separate Account equal to the portion of the policy loan allocated to each Investment Division will be transferred to a Policy Loan Account within the general account. Cash Value in the Fixed Account equal to that portion of the policy loan allocated to that Account will also be transferred to the Policy Loan Account.

                    Amounts in the Policy Loan Account will be credited with interest at a rate we set but never less than the guaranteed rate shown on page 3.1. Interest rates we set will be determined prospectively and will not recoup past losses. Such rates will be based on the policy loan interest rate less a consideration for administrative and other expenses. Interest credited to the amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the Investment Divisions of the Separate Account in the same proportions as net premiums are then being allocated.

LOAN INTEREST       The rate of interest we set for a policy year may not be
                    more than the higher of:

                    (1) The Published Monthly Average for the calendar month
                        ending 2 months before the start of the policy year; and

                    (2) The Guaranteed Interest Rate plus no more than 1.0%

                    The Published Monthly Average means:

                    (3) Moody's Composite Bond Yield Average - Monthly Average
                        Corporates, as published by Moody's Investor Service, Inc. or any successor to that service; or

                    (4) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this policy is delivered.

                    If the maximum limit for a policy year is at least 1/2% higher than the rate set for the prior policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 1/2% lower than the rate set for the prior policy year, we will reduce the rate to at least that limit.

                    The loan interest rate will never be more than the maximum allowed by law and will not change more than once a year and any change will occur on the anniversary of the Date of Policy.

                    We will notify you of the loan interest rate when you make a loan. We will also give you advance written notice of an increase in the loan interest rate of an outstanding loan.

                    Interest is charged daily and is due at the end of each policy year. Interest not paid within 31 days after it is due will be added to the loan principal. It will be added as of the due date and will bear interest at the same rate as the rest of the loan. It will be deducted proportionately from the value of the Fixed Account and each Investment Division of the Separate Account and will be transferred to the Policy Loan Account. The amount transferred will be treated as an increased loan.

7FV-93 NJ                             13                                  AAACM8

 .

LOAN                You may repay all or part (but not less than $25.00) of a
REPAYMENT           policy loan at any time while the insured is alive and this policy is in force. If any payment you make to us is intended as a loan payment, rather than a premium payment, you must tell us this when you make the payment. Otherwise, it will be treated as a premium payment. Loan repayments will be allocated in the same manner as net premium payments, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first.

                    Failure to repay a policy loan or to pay loan interest will not terminate this policy unless the Cash Surrender Value is insufficient to pay the monthly deduction due on a monthly anniversary. In that case, the Grace Period provision will apply.

                    If you request a partial withdrawal which would reduce the Cash Value to less than $500, we will treat it as a request for a full cash withdrawal.

DEFERMENT           We reserve the right to defer calculation and payment of
                    benefits in the following circumstances.

                    1. If your policy is in force with a Cash Value in the
                       Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

                    2. If your policy is in force with a Cash Value in the Fixed
                       Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law; if greater.

                    3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM             Premiums are to be paid at our Designated Office. No
PAYMENTS            insurance will take effect before the first premium is paid.
                    Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

                    We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

                    The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

                    The total premiums paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take into account the maximum premium limitations in Section 7702 of the Internal Revenue Code of 1954 or its successor. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIOD        If the Cash Surrender Value on any monthly anniversary is
                    less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

                    If we do not receive a sufficient amount, postmarked no later than the last day of the grace period, your policy will end without value.

                    If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

7FV-93 NJ                              14                                 AAACUX

REINSTATEMENT       If the grace period has ended and you have not paid the
                    required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                    1. Ask for reinstatement within 3 years after the end of the grace period;

                    2. Provide evidence of insurability satisfactory to us;

                    3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                    Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF           You may name a new owner at any time. If a new owner is
OWNERSHIP           named, any earlier choice of a contingent owner,
                    beneficiary, contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY         The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE       You may change the owner, contingent owner, beneficiary or
THE OWNER OR        contingent beneficiary of this policy by written notice or
THE BENEFICIARY     assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL          Your policy may be assigned as collateral. All rights under
ASSIGNMENT          the policy will be transferred to the extent of the
                    assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within 2 years from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, while sane or insane, more than 2 years after the Date of Policy but within 2 years from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to the cost of term insurance for the increase.

7FV-93 NJ                                      15                         AAACUW

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. To do this, we will recompute the cash value by taking out the monthly deductions for the life of the policy, using the insured's correct age and sex. If we first learn that the insured's age or sex is incorrect at the time the death claim is made, we will similarly recompute the cash value in order to adjust the death benefit. However, in no event will the adjustment cause the policy to end prior to the date of death. Moreover, the death benefit after adjustment will not be less than the cash value of the policy on the date of death at the incorrect age or sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 NJ                              16                                 AAACM9

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING
FOR DIRECTORS       Our Board of Directors is elected by the policyholders. For details on how to vote, write to our Secretary.

                         Metropolitan Life Insurance Company
                         One Madison Avenue
                         New York, New York 10010-3690

Countersigned and Delivered______________________By_________________________


                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               14            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14
MONTHLY DEDUCTION               8             Reinstatement                15
   Cost of Term Insurance       8                                                     METHODS OF PAYMENT               17
                                          OWNERSHIP AND BENEFICIARY        15            Options                       17
FIXED ACCOUNT                   9             Owner                        15            Other Frequencies
   Value                        9             Change of Ownership          15               and Plans                  17
   Interest Rate                9             Beneficiary                  15            Choice of Payment Plans       17
                                              How to Change the Owner                    Limitations                   17
SEPARATE ACCOUNT                10              or the Beneficiary         15            Payment Plan Rates            17
   Investment Divisions         10            Collateral Assignment        15            Minimum Payments under
   Our Right to Make Changes    10                                                          Payment Plans              18
   Index of Investment
     Experience                 11
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 NJ                                                                 AAACU1

                    The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

                                 FIXED ACCOUNT

VALUE The value of the Fixed Account on the Investment Start Date is equal to:

                    1. The portion of the initial net premium which has been
                       paid and allocated to the Fixed Account;

                              MINUS

                    2. The portion of any monthly deductions charged to the
                       Fixed Account.

                    The value of the Fixed Account on any day after the Investment Start Date is equal to:

                    1. The value on the preceding day, with interest on such
                       values at the current applicable rates;

                              PLUS

                    2. Any portion of net premium paid and allocated to the
                       Fixed Account on that day;

                              PLUS

                    3. Any amount transferred to the Fixed Account on that day;

                              MINUS

                    4. Any amount transferred from the Fixed Account on that
                       day;

                              MINUS

                    5. Any cash withdrawal made from the Fixed Account on that day;

                              MINUS

                    6. The portion of any transfer charge allocated to the value of the Fixed Account;

                              MINUS, IF THAT DAY IS A MONTHLY ANNIVERSARY,

                    7. The portion of the monthly deduction which is charged to the Fixed Account, to cover the policy month which starts on that day.

INTEREST            The guaranteed interest rate for the Fixed Account is shown
RATE                on page 3.1.

                    We may declare rates of interest in excess of the guaranteed rate on amounts in the Fixed Account at any time, subject to the following conditions: the rate of excess interest on any net premiums paid during a month of the year will not change until the first day of the same month in the following year. We also may credit different rates of excess interest to premium payments made in different months of the year and different rates of excess interest at the end of each twelve-month period for Cash Value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

                    Interest rates we declare in excess of the guaranteed rate will be determined prospectively and will not recoup past losses. Such rates will be based on the current rate we are earning on assets backing this product less a consideration for administrative and other expenses.

                    We will credit the guaranteed and any excess interest on every Valuation Date. Once credited, that interest will be guaranteed and will become part of the value in the Fixed Account from which monthly deductions are made. The monthly deduction will be charged against the most recent premiums paid (and transfers made) and interest credited.

7FV-93 NJ U                           9                                   AAACUY

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. To do this, we will recompute the cash value by taking out the monthly deductions for the life of the policy, using the insured's correct age. If we first learn that the insured's age is incorrect at the time the death claim is made, we will similarly recompute the cash value in order to adjust the death benefit. However, in no event will the adjustment cause the policy to end prior to the date of death. Moreover, the death benefit after adjustment will not be less than the cash value of the policy on the date of death at the incorrect age.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (Table B)
                    Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the
FUTURE BENEFITS     future benefits and values under your policy. You must ask in writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 NJ U                           16                                  AAACNB

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders. For
DIRECTORS           details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690

Countersigned and Delivered _____________________ By ___________________________
                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               14            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Index of Investment
     Experience                 11
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 U NJ                                                               AAACU2

                        [LOGO OF METLIFE APPEARS HERE]
          -----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          -----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan    FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.

          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

          Adjustable death benefit.

          Premiums payable while the insured is alive and before the Final Date of Policy.

          Premiums must be sufficient to keep the policy in force; for the first two policy years, cumulative premiums must at least be equal to the minimum required premium.

          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE DURATION OF THE POLICY AND, IN CERTAIN CASES, THE AMOUNT OF THE DEATH BENEFIT DEPEND UPON THE AMOUNT OF THE CASH VALUE WHICH MAY INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7FV-93 NY                              1                                  AAAIXM

                                  DEFINITIONS

                    This policy provides life insurance through flexible premium payments. Net premiums are credited at your option to either a fixed interest account ("Fixed Account") or a multifunded separate account ("Separate Account") or both. Interest will be credited to the Cash Value in the Fixed Account. The Cash Value in the Separate Account will vary with investment experience. The cost of insurance and other charges will be deducted each month proportionately from the Fixed Account and the Separate Account.

                    "You" and "your" refer to the owner of this policy.

                    "We", "us" and "our" refer to Metropolitan Life Insurance Company.

                    The "insured" named on page 3 is the person at whose death the insurance proceeds will be payable.

                    The "Specified Face Amount of Insurance" as of the Date of Policy is shown on page 3. A new page 3 will be issued to show any change in the Specified Face Amount of Insurance that has occurred at your request.

                    The "Date of Policy" is shown on page 3.

                    The "Final Date of Policy" is the policy anniversary on which the insured is age 95. If the insured is then living and you do not ask us to continue this policy, we will pay you the Cash Surrender Value at the Final Date. The Final Date of Policy is affected by the amount and frequency of planned premium payments, any changes made in the Specific Face Amount of Insurance, the cost of term insurance, and any policy loans or partial withdrawals made.

                    Policy years and months are measured from the Date of Policy. For example, if the Date of Policy is May 5, 1993, the first policy month ends June 4, 1993 and the first policy year ends May 4, 1994. Similarly, the first monthly anniversary is June 5, 1993, and the first policy anniversary is May 5, 1994.

                    The "Designated Office" is our Executive Office at One Madison Avenue, New York, N.Y. 10010. We may, by written notice, name other offices within the United States to serve as Designated Offices.

                    The "Investment Start Date" is the date the first premium is applied to the Fixed Account and/or Separate Account. It is the later of: (1) the Date of Policy; and (2) the date we receive the first premium at our Designated Office.

                    "Issue Age" is the age of the insured shown on Page 3.

                    "Fixed Account" is the account under the policy to which we will add the payments that you allocate to the Fixed Account. The Fixed Account is part of our general account.

                    "Separate Account" is Metropolitan Life Separate Account UL, the account under this policy to which we will add the payments that you allocate to any of the Investment Divisions in the Separate Account.

                    "Policy Loan Account" is the account to which we will transfer the amount of any policy loan from the Fixed and Separate Accounts.

                    "Cash Value" is the sum of: (a) the value in the Fixed Account; (b) the value in each investment division of the Separate Account; and (c) the value in the Policy Loan Account.

                    "Cash Surrender Value" is the Cash Value less any policy loan and loan interest.

                    The "Adjusted Premiums" are added to the Specified Face Amount of Insurance to compute the Option C Death Benefit. The Adjusted Premiums are initially equal to zero and are increased by premiums and decreased by withdrawals, as they occur. The Adjusted Premiums will never be less than zero.

                    To make this policy clear and easy to read, we have left out many cross-references and conditional statements. Therefore, the provisions of the policy must be read as a whole. For example, our payment of the insurance proceeds (see page 7) depends upon the payment of sufficient premiums (see page
                    14).

                    To exercise your rights, you should follow the procedures stated in the policy. If you want to request a payment, change the allocations of net premiums and/or Cash Value, adjust the death benefit, change a beneficiary, change an address or request any other action by us, you should do so on the forms prepared for each purpose. You can get these forms from our Designated Office.


7FV-93 NY                              6                                  AAACKZ

                    * To make any other necessary technical changes in this
                      policy in order to conform with any action this provision permits us to take.

                    If any of these changes result in a material change in the underlying investments of an Investment Division in the Separate Account, we will notify you of such change. If you have funds allocated to that division, you may then make a new choice of Investment Divisions. You may also, instead, exercise the policy's Exchange Privilege within 60 days after the effective date of such material change.

VALUE The value of the Separate Account is the sum of the Cash Values in each of the Investment Divisions.

                    The value in each Investment Division of the Separate Account on the Investment Start Date is equal to:

                    1. The portion of the initial net premium which has been
                       paid and is allocated to the Investment Division;

                              MINUS

                    2. The portion of any monthly deductions charged to the
                       Investment Division.

                    The Cash Value in each Investment Division on subsequent Valuation Dates is equal to:

                    1. The Cash Value in the Investment Division on the
                       preceding Valuation Date;

                              PLUS

                    2. Any increase due to the investment result in the
                       Investment Division of the Separate Account;

                              PLUS

                    3. Any net premium payments received during the current
                       Valuation Period which are allocated to the Investment Division;

                              PLUS

                    4. Any net amounts transferred to the Investment Division
                       during the current Valuation Period;

                              MINUS

                    5. Any decrease due to the investment result in the
                       Investment Division of the Separate Account;

                              MINUS

                    6. Any amounts transferred from the Investment Division
                       during the current Valuation Period;

                              MINUS

                    7. Any cash withdrawal from the Investment Division during the current Valuation Period;

                              MINUS

                    8. The portion of any transfer charge allocated to the value in the Investment Division;

                    MINUS, IF A MONTHLY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD,

                    9. The portion of the monthly deduction charged to the
                       Investment Division during the current Valuation Period to cover the policy month which starts on that day.


7FV-93 NY                               11                                AAACNI

                       OWNER'S RIGHT TO CHANGE ALLOCATION

                    You can change the allocation of future net premiums among the Fixed Account and/or the Investment Divisions of the Separate Account. You must allocate at least 10% of net premiums to each alternative you choose. Percentages must be in whole numbers. (For example, 33 1/3% may not be chosen.) You must notify us in writing of a change in the allocation percentages. The change will take effect immediately upon receipt at our Designated Office.

                    You may also change the allocation of the Cash Value. To do this, you may transfer amounts among the alternatives at any time. A transfer charge of $25 will be deducted from the Cash Value from which amounts are transferred proportionately among the Fixed Account and the Investment Divisions of the Separate Account when each transfer is effected. However, no charge will be assessed for transfers from policy loans and loan repayments. In addition, during the first 24 policy months, no charge will be assessed for a complete transfer of all amounts in the Investment Divisions of the Separate Account to the Fixed Account. Transfers must be in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is $50, or, if less, the entire value in an Investment Division of the Separate Account or the entire value in the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years. The change will take effect on the date we receive written notice from you at our Designated Office.

EXCHANGE            During the first 24 months following the Date of Policy, the
PRIVILEGE           policy owner may transfer the entire amount in the Separate
                    Account to the Fixed Account and allocate all future net premiums to the Fixed Account. This will serve as an exchange of the policy for the equivalent of a flexible premium fixed benefit life insurance policy. There will be no charge for this transfer.

                      PAYMENTS DURING INSURED'S LIFETIME

PAYMENT ON          If the insured is alive on the Final Date of Policy, and you
FINAL DATE          do not ask us in writing to continue the policy, we will pay
OF POLICY           you the Cash Surrender Value. Coverage under this policy
                    will then end.

FULL AND            We will pay you all or part of the Cash Surrender Value
PARTIAL CASH        after we receive your request at our Designated Office. The
WITHDRAWAL          Cash Surrender Value will be determined as of the date we
                    receive your request. If you request and are paid the full
                    Cash Surrender Value, this policy and all our obligations under it will end. We may require surrender of this policy before we pay you the full Cash Surrender Value.

                    Each partial withdrawal of Cash Value must be at least $250. When a partial withdrawal is made, we will reduce the Cash Value by the amount of the partial withdrawal. The reduction in Cash Value will be allocated proportionately among the value of the Fixed Account and each Investment Division of the Separate Account.

                    The maximum amount that may be withdrawn from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years.

                    If Option A is in effect, we will reduce the Specified Face Amount of Insurance by the amount of the partial withdrawal. If Option C is in effect, and a partial withdrawal results in the Adjusted Premiums becoming negative, the Adjusted Premiums will equal zero, and the Specified Face Amount of Insurance will be adjusted by this negative amount. A new page 3 will then be issued. We may require that you send us this policy to make this change. Partial cash withdrawals will not affect the Specified Face Amount of Insurance if Option B is in effect.

                    If you request a partial withdrawal which would reduce the Cash Value to less than $500, we will treat it as a request for a full cash withdrawal.


7FV-93 NY                             12                                  AAACNJ

DEFERMENT           We reserve the right to defer calculation and payment of
                    benefits in the following circumstances.

                    1. If your policy is in force with a Cash Value in the
                       Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer:
                       (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

                    2. If your policy is in force with a Cash Value in the Fixed
                       Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 10 days or more from the date we receive your written request, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law, if greater.

                    3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM             Premiums are to be paid at our Designated Office. No
PAYMENTS            insurance will take effect before the first premium is paid.
                    Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

                    We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

                    The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

                    The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIOD        If the Cash Surrender Value on any monthly anniversary is
                    less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

                    If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

                    If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

7FV-93 NY                             14                                  AAACNK

REINSTATEMENT       If the grace period has ended and you have not paid the
                    required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                    1. Ask for reinstatement within 3 years after the end of the grace period;

                    2. Provide evidence of insurability satisfactory to us;

                    3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                    Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF           You may name a new owner at any time. If a new owner is
OWNERSHIP           named, any earlier choice of a contingent owner,
                    beneficiary, contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY         The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE       You may change the owner, contingent owner, beneficiary or
THE OWNER OR        contingent beneficiary of this policy by written notice or
THE BENEFICIARY     assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL          Your policy may be assigned as collateral. All rights under
ASSIGNMENT          the policy will be transferred to the extent of the
                    assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, within 2 years from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, more than 2 years after the Date of Policy but within 2 years from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost.

7FV-93 NY                              15                                 AAACNL

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a Service fee set by us.

7FV-93 NY                              16                                 AAACL6

                              METHODS OF PAYMENT

                    We will pay the insurance proceeds when the insured dies, or the Cash Surrender Value on surrender or on the Final Date of the policy, in one sum. If requested, we will apply the amount under one or more of the following payment plans:

OPTION 1.           Interest Income -- The amount applied will earn interest
                    which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.           Installment Income for a Stated Period -- Monthly
                    installment payments will be made so that the amount applied, with interest, will be paid over the period chosen
                    (from 1 to 30 years).

OPTION 2A.          Installment Income of a Stated Amount -- Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.           Single Life Income -- Guaranteed Payment Period -- Monthly
                    payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.          Single Life Income -- Guaranteed Return -- Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.           Joint and Survivor Life Income -- Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

OTHER FREQUENCIES   Instead of monthly payments, you may choose to have payments
AND PLANS           made quarterly, semiannually or annually. Other payment
                    plans may be arranged with us.

CHOICE OF           A choice of a payment plan for insurance proceeds made by
PAYMENT PLANS       you in writing and recorded by us while the insured is alive will take effect when the insured dies. All other choices of payment plans will take effect when recorded by us or later, if requested. When a payment plan starts, we will issue a contract which will describe the terms of the plan. We may require that you send us this policy. We may also require proof of the payee's age.

                    Payment plans may be chosen: (1) by you during the lifetime of the insured; or (2) by the beneficiary within one year after the insured died and before any payments have been made, if no choice was in effect on the date of death.

                    A choice of a payment plan will not take effect unless each payment under the plan would be at least $50.

LIMITATIONS         If the payee is not a natural person, the choice of a
                    payment plan will be subject to our approval. An assignment for a loan will modify a prior choice of payment plan. The amount due the assignee will be payable in one sum and the balance will be applied under the payment plan.

                    Payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

PAYMENT PLAN        Amounts applied under the interest income and installment
RATES               payment plans will earn interest at a rate we set from time to time.

                    Life income plan payments will be based on a rate set by us and in effect on the date the insurance proceeds or cash value become payable.

7FV-93 NY                              17                                 AAACNM

                                    NOTICE

                    When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                    Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR          Our Board of Directors is elected by the policyholders. For
DIRECTORS           details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690

Countersigned and Delivered _____________________ By ___________________________
                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force; to keep the policy in force for the first two policy years, cumulative premiums must at least be equal to the minimum required premium.

Not eligible for dividends.

7FV-93 NY                                                                 AAACI2

                        [LOGO OF METLIFE APPEARS HERE]
          -----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
          -----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan    FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.

          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

          Adjustable death benefit.

          Premiums payable while the insured is alive and before the Final Date of Policy.

          Premiums must be sufficient to keep the policy in force.

          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID WITHIN 30 DAYS FROM THE DATE WE RECEIVE THE POLICY. IF WE DO NOT REFUND THE PREMIUM WITHIN 30 DAYS WE WILL PAY YOU INTEREST AT THE RATE REQUIRED BY LAW. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 OK                              1                                  AAAJGX

DEFERMENT           We reserve the right to defer calculation and payment of
                    benefits in the following circumstances.

                    1. If your policy is in force with a Cash Value in the
                       Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

                    2. If your policy is in force with a Cash Value in the Fixed
                       Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law; if greater.

                    3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM             Premiums are to be paid at our Designated Office, or to an
PAYMENTS            authorized representative in exchange for a receipt signed by our President, Vice-President or Secretary. All premiums paid after the first are deemed to be paid in advance. No insurance will take effect before the first premium is paid.
                    Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

                    We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

                    The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

                    We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

                    The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIOD        If the Cash Surrender Value on any monthly anniversary is
                    less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

                    If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

                    If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

7FV-93 OK                              14                                 AAACLS

                                    NOTICE

                     When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                     Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR DIRECTORS Our Board of Directors is elected by the policyholders. For details on how to vote, write to our Secretary.

                              Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, New York 10010-3690

Countersigned and Delivered __________________ By ____________________________
                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 OK                                                                 AAACI7

                        [LOGO OF METLIFE APPEARS HERE]
          ----------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

               A Mutal Company Incorporated in New York State
          ----------------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.

          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan           FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AND DEPEND UPON THE CASH VALUE.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 PA                              1                                  AAAIXO

                                  DEFINITIONS

               This policy provides life insurance through flexible premium payments. Net premiums are credited at your option to either a fixed interest account ("Fixed Account") or a multifunded separate account ("Separate Account") or both. Interest will be credited to the Cash Value in the Fixed Account. The Cash Value in the Separate Account will vary with investment experience. The cost of insurance and other charges will be deducted each month proportionately from the Fixed Account and the Separate Account.

               "You" and "your" refer to the owner of this policy.

               "We", "us" and "our" refer to Metropolitan Life Insurance
               Company.

               The "insured" named on page 3 is the person at whose death the insurance proceeds will be payable.

               The "Specified Face Amount of Insurance" as of the Date of Policy is shown on page 3. A new page 3 will be issued to show any change in the Specified Face Amount of Insurance that has occurred at your request.

               The "Date of Policy" is shown on page 3.

               The "Final Date of Policy" is the policy anniversary on which the insured is age 95. If the insured is then living and you do not ask us to continue this policy, we will pay you the Cash Surrender Value at the Final Date.

               Policy years and months are measured from the Date of Policy. For example, if the Date of Policy is May 5, 1993, the first policy month ends June 4, 1993 and the first policy year ends May 4, 1994. Similarly, the first monthly anniversary is June 5, 1993, and the first policy anniversary is May 5, 1994.

               The "Designated Office" is our Executive Office at One Madison Avenue, New York, N.Y. 10010. We may, by written notice, name other offices within the United States to serve as Designated Offices.

               The "Investment Start Date" is the date the first premium is applied to the Fixed Account and/or Separate Account. It is the later of: (1) the Date of Policy; and (2) the date we receive the first premium at our Designated Office.

               The "net premium" is the premium amount paid less the expense charge shown on page 3.1.

               "Issue Age" is the age of the insured shown on Page 3.

               "Fixed Account" is the account under the policy to which we will add the payments that you allocate to the Fixed Account. The Fixed Account is part of our general account.

               "Separate Account" is Metropolitan Life Separate Account UL, the account under this policy to which we will add the payments that you allocate to any of the Investment Divisions in the Separate Account.

               "Policy Loan Account" is the account to which we will transfer the amount of any policy loan from the Fixed and Separate Accounts.

               "Cash Value" is the sum of: (a) the value in the Fixed Account;
               (b) the value in each investment division of the Separate Account; and (c) the value in the Policy Loan Account.

               "Cash Surrender Value" is the Cash Value less any policy loan and loan interest.

               The "Adjusted Premiums" are added to the Specified Face Amount of Insurance to compute the Option C Death Benefit. The Adjusted Premiums are initially equal to zero and are increased by premiums and decreased by withdrawals, as they occur. The Adjusted Premiums will never be less than zero.

               To make this policy clear and easy to read, we have left out many cross-references and conditional statements. Therefore, the provisions of the policy must be read as a whole. For example, our payment of the insurance proceeds (see page 7) depends upon the payment of sufficient premiums (see page 14).

               To exercise your rights, you should follow the procedures stated in the policy. If you want to request a payment, change the allocations of net premiums and/or Cash Value, adjust the death benefit, change a beneficiary, change an address or request any other action by us, you should do so on the forms prepared for each purpose. You can get these forms from our Designated Office.

7FV-93 PA                              6                                  AAACK1

               1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance as needed.

               2. The Specified Face Amount of Insurance may not be reduced to less than the $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

               3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect.

               4. No change in the death benefit will take effect unless the Cash Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

               5. We will issue a new page 3 for this policy showing the change. We may require that you send us this policy to make the change.

                               MONTHLY DEDUCTION

               The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:

               *    The monthly cost of term insurance;

               *    The monthly mortality and expense risk charges;

               *    The monthly cost of any benefits provided by rider;

               * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

               The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM   Under all death benefit options, the amount of the term insurance
INSURANCE      for any policy month is equal to:

               * The death benefit divided by one plus the monthly guaranteed interest rate shown on page 3.1;

                       MINUS

               *    The Cash Value.

               The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for riders and any other charges.

               The cost of term insurance for any policy month is equal to the amount of term insurance divided by 1,000 and multiplied by the monthly term insurance rate for each $1,000 of insurance. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age, sex, and underwriting class. But these rates will never be more than the maximum rates shown in the table on page
               4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

7FV-93 PA                              8                                  AAACK4

               * To make any other necessary technical changes in this policy in order to conform with any action this provision permits us to take.

               If any of these changes result in a material change in the underlying investments of an Investment Division in the Separate Account, we will notify you of such change. If you have funds allocated to that division, you may then make a new choice of Investment Divisions.

INDEX OF       We use an index to measure changes in each Investment Division's
INVESTMENT     investment experience from one valuation period to another. By
EXPERIENCE     looking at the index values for an Investment Division over a period of time, you can judge the past performance of that Division. We set the index at $10 when the Investment Division first began operations. For a current Valuation Period, the index equals the index for the preceding Valuation Period multiplied by the experience factor for the current period.

               We calculate the "experience factor" for each Investment Division during a Valuation Period as follows:

               (1) We take the net asset value of the investment company's investment and divide it by the total shares owned by the investment company. This is the net asset value per share.

               (2) Next, we take the net asset value per share from (1) and: add the per share amount of any dividend or capital gain distribution paid by the investment company during the current Valuation Period; and subtract any per share charges needed for our taxes or for any reserve for taxes.

               (3) We divide the result in (2) by the amount calculated in the same way at the end of the previous Valuation Period. The result is the experience factor.

VALUE The value of the Separate Account is the sum of the Cash Values in each of the Investment Divisions.

               The value in each Investment Division of the Separate Account on the Investment Start Date is equal to:

               1. The portion of the initial net premium which has been paid and is allocated to the Investment Division;

                                     MINUS

               2. The portion of any monthly deductions charged to the
                  Investment Division.

               The Cash Value in each Investment Division on subsequent Valuation Dates is equal to:

               1. The Cash Value in the Investment Division on the preceding
                  Valuation Date;

                                     PLUS

               2. Any increase due to the investment result in the Investment
                  Division of the Separate Account;

                                     PLUS

               3. Any net premium payments received during the current Valuation
                  Period which are allocated to the Investment Division;

                                     PLUS

               4. Any net amounts transferred to the Investment Division during the current Valuation Period;

                                     MINUS

               5. Any decrease due to the investment result in the Investment
                  Division of the Separate Account;

                                     MINUS

               6. Any amounts transferred from the Investment Division during the current Valuation Period;

                                     MINUS

               7. Any cash withdrawal from the Investment Division during the current Valuation Period;

                                     MINUS

               8. The portion of any transfer charge allocated to the value in the Investment Division;

                  MINUS, IF A MONTHLY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD,

               9. The portion of the monthly deduction charged to the Investment
                  Division during the current Valuation Period to cover the policy month which starts on that day.

7FV-93 PA                             11                                  AAACLB

                           PAYMENT WHEN INSURED DIES

INSURANCE      If the insured dies before the Final Date of Policy, and while
PROCEEDS       the policy is in force, an amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                           * The death benefit described below

                             PLUS

                           * Any insurance on the insured's life that may be
                             provided by riders to this policy

                             MINUS

                           * Any policy loan and loan interest

                             MINUS

                           * Any due and unpaid monthly deductions accruing
                             during a grace period.

               We will pay the insurance proceeds to the beneficiary after we receive proof of death and a proper written claim. If we do not pay the insurance proceeds within 30 days after we receive proof of death and a proper written claim, we will pay interest on the proceeds at the rate of 8% a year.

DEATH BENEFIT  The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

               1. OPTION A:  The Specified Face Amount of Insurance.

               2. OPTION B:  The Specified Face Amount of insurance

                                     PLUS

                             The Cash Value on the date of death.

               3. Option C:  The Specified Face Amount of Insurance

                                     PLUS

                             The Adjusted Premiums.

               See the Full and Partial Cash Withdrawal provision for the effect of a partial withdrawal on the death benefit.

MINIMUM DEATH  In no event will the death benefit be less than the amounts
BENEFIT        described below:

                                             MINIMUM DEATH BENEFIT
                  AGE ON DATE                AS A PERCENTAGE OF THE
                    OF DEATH                      CASH VALUE
                  40 or younger                       250%
                   41-45                            243-215
                   46-50                            209-185
                   51-55                            178-150
                   56-60                            146-130
                   61-65                            128-120
                   66-70                            119-115
                   71-75                            113-105
                   76-90                              105
                   91-95                            104-100
                   96 and over                        100

               The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT  At any time after the first policy year, while this policy is in
ADJUSTMENT     force, you may change the death benefit option or change (either increase or decrease) the Specified Face Amount of Insurance, subject to the following:

7FV-93 AR                              7                                  AAACK8

                               SEPARATE ACCOUNT

               Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium variable life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

               We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

               Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

               The Separate Account will be valued at the end of each Valuation Period.

               A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

               A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.

INVESTMENT     The "Investment Divisions" are part of the Separate Account. Each
DIVISIONS      division holds a separate class (or series) of stock of a
               designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

               The Investment Divisions available on the Date of Policy are described on Page 5. We may from time to time make other Investment Divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.

OUR RIGHT      We reserve the right to make certain changes if, in our judgment,
TO MAKE        they would best serve the interests of the owners of policies
CHANGES        such as this one, or would be appropriate in carrying out the purposes of such policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority. The approval process is on file with the Commissioner of the state in which this policy was delivered.

               Examples of the changes we may make include:

               * To operate the Separate Account in any form permitted under the Investment Company Act of 1940, or in any other form permitted by law.

               * To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.

               * To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or add, combine, or remove Investment Divisions in the Separate Account.

               * To substitute, for the investment company shares held in any Investment Division, the shares of another class of the investment company or the shares of another investment company or any other investment permitted by law.

               * To change the way we assess charges, but without increasing the aggregate amount charged to the Fixed Account and any currently available investment division of the Separate Account or available portfolios of the fund.

7FV-93 AR                             10                                  AAACK7

                              GENERAL PROVISIONS


THE CONTRACT       This policy includes any riders and, with the application
                   attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON      No representative or other person except our President, a
REPRESENTATIVE'S   Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S  contract of insurance; or (b) make any binding promises about
AUTHORITY          benefits; or (c) change or waive any of the terms of this
                   policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY   We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX        If the insured's age or sex on the Date of Policy is not
                   correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy at the correct age and sex, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION   This policy is not eligible for dividends; it does not
                   participate in any distribution of our surplus.

COMPUTATION        The Fixed Account Cash Value is computed using a guaranteed
OF VALUES          minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct)
                   Table.

                   For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                   We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT      Each year we will send you a report showing the current death benefit, the Cash Value and any outstanding policy loans for this policy.

                   It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                   The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF    At any time, we will provide an illustration of the future
FUTURE BENEFITS    benefits and values under your policy. You must ask in
                   writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 PA                             16                                  AAACL7

                      METROPOLITAN LIFE INSURANCE COMPANY

                                  ENDORSEMENT

1. The following replaces the last paragraph of the provision entitled COST OF TERM INSURANCE:

          The cost of term insurance for any policy month is equal to the amount of term insurance divided by 1,000 and multiplied by the monthly term insurance rate for each $1,000 of insurance. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any change in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expense.

2. The following replaces the provision entitled AGE AND SEX:

          AGE -- If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before the correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age. Otherwise, we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy at the correct age, using the level of benefits bought by the monthly deductions just before we learned the correct age.

3. The following replaces the first paragraph of the provision entitled COMPUTATION OF VALUES:

          COMPUTATION OF VALUES -- The Fixed Account Cash Value is computed using the guaranteed minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioner's Standard Ordinary Mortality Table B.

                          (continued on reverse side)

R. S. 1191 PA  March 1993                                                 CAABDS

                                    NOTICE

               When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

               Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR     Our Board of Directors is elected by the policyholders. For
DIRECTORS      details on how to vote, write to our Secretary.

                              Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, New York 10010-3690

Countersigned and Delivered__________________By____________________________
                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Index of Investment
     Experience                 11
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

7FV-93 PA                                                                 AAAC13

                               SEPARATE ACCOUNT

               Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium variable life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

               We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

               Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

               The Separate Account will be valued at the end of each Valuation Period.

               A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

               A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.

INVESTMENT     The "Investment Divisions" are part of the Separate Account. Each
DIVISIONS      division holds a separate class (or series) of stock of a
               designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

               The Investment Divisions available on the Date of Policy are described on Page 5. We may from time to time make other Investment Divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.

OUR RIGHT      We reserve the right to make certain changes if, in our judgment,
TO MAKE        they would best serve the interests of the owners of policies
CHANGES        such as this one or would be appropriate in carrying out the purposes of such policies. Any changes concerning the investment policy of the Separate Account will be made only to the extent and in the manner permitted by applicable laws and with the approval of the insurance superintendent of our state of domicile, New York. The approval process is on file with the Commissioner of your state. Also, when required by law, we will obtain your approval of the changes.

               Examples of the changes we may make include:

               * To operate the Separate Account in any form permitted under the Investment Company Act of 1940, or in any other form permitted by law.

               * To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.

               * To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or add, combine, or remove Investment Divisions in the Separate Account.

               * To substitute, for the investment company shares held in any Investment Division, the shares of another class of the investment company or the shares of another investment company or any other investment permitted by law.

               * To change the way we assess charges, but without increasing the aggregate amount charged to the Fixed Account and any currently available investment division of the Separate Account or available portfolios of the fund.

7FV-93 CT, PA                          10                                 AAACNN

DEFERMENT      We reserve the right to defer calculation and payment of benefits in the following circumstances.

               1. If your policy is in force with a Cash Value in the Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value except for a partial cash withdrawal to pay a premium to us; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and
                   (d) payment of the death benefit.

               2. If your policy is in force with a Cash Value in the Fixed Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request or payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law; if greater.

               3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                 PREMIUMS

PREMIUM        Premiums are to be paid at our Designated Office. No insurance
PAYMENTS       will take effect before the first premium is paid. Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

               We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

               The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

               We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

               The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIOD   If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

               If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

               If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.


7FV-93 PA                             14                                  AAACLN

DEFERMENT      We reserve the right to defer calculation and payment of benefits in the following circumstances.

               1. If your policy is in force with a Cash Value in the Separate Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

               2. If your policy is in force with a Cash Value in the Fixed Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law, if greater.

               3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM        Premiums are to be paid at our Designated Office. No insurance
PAYMENTS       will take effect before the first premium is paid. Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

               We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

               The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

               We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

               The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIOD   If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

               If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

               If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

AUTOMATIC      A premium that remains unpaid at the end of the grace period will
POLICY LOAN    be paid with an automatic policy loan if your policy has enough cash value to pay the premium.

7FV-93 RI                             14                                  AAACLT

                                    NOTICE

               When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

               Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR     Our Board of Directors is elected by the policyholders. For
DIRECTORS      details on how to vote, write to our Secretary.

                              Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, New York 10010-3690

Countersigned and Delivered__________________By____________________________

                               TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


7FV-93 RI                                                                 AAACI4

                           PAYMENT WHEN INSURED DIES

INSURANCE      If the insured dies before the Final Date of Policy, and while
PROCEEDS       the policy is in force, an amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                         *  The death benefit described below

                            PLUS

                         * Any insurance on the insured's life that may be provided by riders to this policy

                            MINUS

                         *  Any policy loan and loan interest

                            MINUS

                         * Any due and unpaid monthly deductions accruing during a grace period.

               We will pay the insurance proceeds to the beneficiary after we receive proof of death and a proper written claim. If we do not pay proceeds within 30 days after receipt of the required proof and claim form, we will include interest at the legal rate in our payment.

DEATH BENEFIT  The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

               1. OPTION A:    The Specified Face Amount of Insurance.

               2. OPTION B:    The Specified Face Amount of Insurance

                                     PLUS

                               The Cash Value on the date of death.

               3. OPTION C:    The Specified Face Amount of Insurance.

                                     PLUS

                               The Adjusted Premiums.

               See the Full and Partial Cash Withdrawal provision for the effect of a partial withdrawal on the death benefit.

MINIMUM        In no event will the death benefit be less than the amounts
DEATH BENEFIT  described below:

                                          MINIMUM DEATH BENEFIT
                   AGE ON DATE           AS A PERCENTAGE OF THE
                    OF DEATH                  CASH VALUE
                   40 or younger                 250%
                   41-45                       243-215
                   46-50                       209-185
                   51-55                       178-150
                   56-60                       146-130
                   61-65                       128-120
                   66-70                       119-115
                   71-75                       113-105
                   76-90                         105
                   91-95                       104-100
                   96 and over                   100

               The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT  At any time after the first policy year, while this policy is in
ADJUSTMENT     force, you may change the death benefit option or change (either increase or decrease) the Specified Face Amount of Insurance, subject to the following:

7FV-93 SC                              7                                  AAACWS

                              GENERAL PROVISIONS


THE CONTRACT       This policy includes any riders and, with the application
                   attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON      No representative or other person except our President, a
REPRESENTATIVE'S   Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S  contract of insurance; or (b) make any binding promises about
AUTHORITY          benefits; or (c) change or waive any of the terms of this
                   policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.


INCONTESTABILITY   We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX        If the insured's age or sex on the Date of Policy is not
                   correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION   This policy is not eligible for dividends; it does not
                   participate in any distribution of our surplus.

COMPUTATION        The Fixed Account Cash Value is computed using a guaranteed
OF VALUES          minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct)
                   Table.

                   For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                   We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT      Each year we will send you a report showing the current death benefit, the Cash Value and any outstanding policy loans for this policy.

                   It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                   The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF    At any time, we will provide an illustration of the future
FUTURE BENEFITS    benefits and values under your policy. You must ask in
                   writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a $10.00 service fee

7FV-93 SC                                                                 AAACWT

                              METHODS OF PAYMENT

                    Unless otherwise requested, we may pay the insurance proceeds when the insured dies, or the Cash Surrender Value on surrender or on the Final Date of the policy, in one sum, or by placing the amount in an account that earns interest. The payee will have immediate access to all or part of the account. If requested, we will apply the amount under one or more of the following payment plans:

OPTION 1.           Interest Income -- The amount applied will earn interest
                    which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.           Installment Income for a Stated Period -- Monthly
                    installment payments will be made so that the amount applied, with interest, will be paid over the period chosen
                    (from 1 to 30 years).

OPTION 2A.          Installment Income of a Stated Amount -- Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.           Single Life Income -- Guaranteed Payment Period -- Monthly
                    payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.          Single Life Income -- Guaranteed Return -- Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.           Joint and Survivor Life Income -- Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

OTHER FREQUENCIES   Instead of monthly payments, you may choose to have payments
AND PLANS           made quarterly, semiannually or annually. Other payment
                    plans may be arranged with us.

CHOICE OF           A choice of a payment plan for insurance proceeds made by
PAYMENT PLANS       you in writing and recorded by us while the insured is alive will take effect when the insured dies. All other choices of payment plans will take effect when recorded by us or later, if requested. When a payment plan starts, we will issue a contract which will describe the terms of the plan. We may require that you send us this policy. We may also require proof of the payee's age.

                    Payment plans may be chosen: (1) by you during the lifetime of the insured; or (2) by the beneficiary within one year after the insured died and before any payments have been made, if no choice was in effect on the date of death.

                    A choice of a payment plan will not take effect unless each payment under the plan would be at least $50.

LIMITATIONS         If the payee is not a natural person, the choice of a
                    payment plan will be subject to our approval. An assignment for a loan will modify a prior choice of payment plan. The amount due the assignee will be payable in one sum and the balance will be applied under the payment plan.

                    Payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

PAYMENT PLAN        Amounts applied under the interest income and installment
RATES               payment plans will earn interest at a rate we set from time to time.

                    Life income plan payments will be based on a rate set by us and in effect on the date the insurance proceeds or cash value become payable.

7FV-93 SC                               17                                AAACWU

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary has the authority to change
OR OTHER PERSON'S   or modify this policy or waive any of its provisions. Any
AUTHORITY           change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 SD                               16                                AAACNT

                        [LOGO OF METLIFE APPEARS HERE]

   ------------------------------------------------------------------------
                              METROPOLITAN LIFE

                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
   ------------------------------------------------------------------------
   Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


     Insured

     Specified
     Face Amount
     of Insurance

     Policy Number

     Plan                     FLEXIBLE PREMIUM VARIABLE LIFE

     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
     Life insurance payable if the insured dies before the Final Date of Policy. Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
     Adjustable death benefit.
     Premiums payable while the insured is alive and before the Final Date of Policy.
     Premiums must be sufficient to keep the policy in force.
     Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

                    DISCLOSURE OF GUARANTY FUND NON-PARTICIPATION

IN THE EVENT THE COMPANY IS UNABLE TO FULFILL ITS CONTRACTUAL OBLIGATION UNDER THIS POLICY, THE POLICYHOLDER IS NOT PROTECTED BY AN INSURANCE GUARANTY FUND OR OTHER SOLVENCY PROTECTION ARRANGEMENT.

7FV-93 TX                              1                                  AAAIZ4

                           PAYMENT WHEN INSURED DIES

INSURANCE           If the insured dies before the Final Date of Policy, and
PROCEEDS            while the policy is in force, an amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                              * The death benefit described below

                                 PLUS

                              * Any insurance on the insured's life that may be
                                provided by riders to this policy

                                 MINUS

                              * Any policy loan and loan interest

                                 MINUS

                              * Any due and unpaid monthly deductions accruing
                                during a grace period.

                    We will pay the insurance proceeds to the beneficiary after we receive proof of death and a proper written claim.

DEATH BENEFIT       The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

                    1. Option A:   The Specified Face Amount of Insurance.

                    2. Option B:   The Specified Face Amount of Insurance

                                        PLUS

                                   The Cash Value on the date of death.

                    3. Option C:   The Specified Face Amount of Insurance

                                        PLUS

                                   The Adjusted Premiums.

                    See the Full and Partial Cash Withdrawal provision for the effect of a partial withdrawal on the death benefit.

MINIMUM             In no event will the death benefit be less than the amounts
DEATH BENEFIT       described below:

                                                 MINIMUM DEATH BENEFIT
                         AGE ON DATE             AS A PERCENTAGE OF THE
                          OF DEATH                  ENDING CASH VALUE

                        40 or younger                   250%
                            41-45                      243-215
                            46-50                      209-185
                            51-55                      178-150
                            56-60                      146-130
                            61-65                      128-120
                            66-70                      119-115
                            71-75                      113-105
                            76-90                        105
                            91-95                      104-100
                         96 and over                     100

                    The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT       At any time after the first policy year, while this policy
ADJUSTMENT          is in force, you may change the death benefit option or
                    change (either increase or decrease) the Specified Face
                    Amount of Insurance, subject to the following:


7FV-93 TX                               7                                 AAACMJ

               1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance as needed.

               2. The Specified Face Amount of Insurance may not be reduced to less than the $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

               3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect. Decreases in the Specified Face Amount will be deducted first from any increases starting with the last increase first and then the original Specified Face Amount.

               4. No change in death benefit will take effect unless the Cash
                  Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

               5. We will issue a new page 3 for this policy showing the change.
                  We may require that you send us this policy to make the change.

                               MONTHLY DEDUCTION

               The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:

               *    The monthly cost of term insurance;

               *    The monthly mortality and expense risk charges;

               *    The monthly cost of any benefits provided by rider;

               * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

               The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM   Under all death benefit options, the amount of the term insurance
INSURANCE      for any policy month is equal to:


               * The death benefit divided by one plus the monthly guaranteed interest rate shown on page 3.1;

                        MINUS

               *    The Cash Value.

               The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for riders and any other charges.

               The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age, sex, and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

7FV-93 TX                               8                                 AAACMK

                               SEPARATE ACCOUNT

               Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium variable life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

               We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

               Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

               The Separate Account will be valued at the end of each Valuation Period but never less often than monthly.

               A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

               A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.

INVESTMENT     The "Investment Divisions" are part of the Separate Account. Each
DIVISIONS      division holds a separate class (or series) of stock of a
               designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

               The Investment Divisions available on the Date of Policy are described on Page 5. We may from time to time make other Investment Divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.

OUR RIGHT      We reserve the right to make certain changes if, in our judgment,
TO MAKE        they would best serve the interests of the owners of policies
CHANGES        such as this one, or would be appropriate in carrying out the purposes of such policies. Any changes will be made only to the extent and in the manner permitted by applicable laws and with the approval of the insurance commissioner of our state of domicile, New York. The approval process is on file with the Commissioner. Also, when required by law, we will obtain your approval of the changes.

               Examples of the changes we may make include:

               * To operate the Separate Account in any form permitted under the
                 Investment Company Act of 1940, or in any other form permitted by law.

               * To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.

               * To transfer any assets in an Investment Division to another
                 Investment Division, or to one or more separate accounts, or to our general account, or add, combine, or remove Investment Divisions in the Separate Account.

               * To substitute, for the investment company shares held in any
                 Investment Division, the shares of another class of the investment company or the shares of another investment company or any other investment permitted by law.

               * To change the way we assess charges, but without increasing the aggregate amount charged to the Fixed Account and any currently available investment division of the Separate Account or available portfolios of the fund.

7FV-93 TX                               10                                AAACML

                      OWNER'S RIGHT TO CHANGE ALLOCATION

               You can change the allocation of future net premiums among the Fixed Account and/or the Investment Divisions of the Separate Account. You must allocate at least 10% of net premiums to each alternative you choose. Percentages must be in whole numbers. (For example, 33 1/3% may not be chosen.) You must notify us in writing of a change in the allocation percentages. The change will take effect immediately upon receipt at our Designated Office.

               You may also change the allocation of the Cash Value. To do this, you may transfer amounts among the alternatives at any time. A transfer charge of $25 will be deducted from the Cash Value from which amounts are transferred proportionately among the Fixed Account and the Investment Divisions of the Separate Account when each transfer is effected. However, no charge will be assessed for transfers from policy loans and loan repayments. In addition, during the first 24 policy months, no charge will be assessed for a complete transfer of all amounts in the Investment Divisions of the Separate Account to the Fixed Account. Transfers must be in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is $50, or, if less, the entire value in an Investment Division of the Separate Account or the entire value in the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years. The change will take effect on the date we receive written notice from you at our Designated Office.

EXCHANGE       During the first 24 months following the Date of Policy, the
PRIVILEGE      policy owner may transfer the entire amount in the Separate
               Account to the Fixed Account and allocate all future net premiums to the Fixed Account. This will serve as an exchange of the policy for the equivalent of a flexible premium fixed benefit life insurance policy. There will be no charge for this transfer.

                      PAYMENTS DURING INSURED'S LIFETIME

PAYMENT ON     If the insured is alive on the Final Date of policy and you do
FINAL DATE     not ask us in writing to continue the policy, we will pay you the
OF POLICY      Cash Surrender Value. Coverage under this policy will then end.

               You may ask us in writing to continue this policy after the Final Date. If you do, the death benefit will be equal to the Cash Value. The insurance proceeds will equal the death benefit minus any outstanding policy loan and loan interest.

FULL AND       We will pay you all or part of the Cash Surrender Value after we
PARTIAL CASH   receive your request at our Designated Office. The Cash Surrender
WITHDRAWAL     Value will be determined as of the date we receive your request.
               If we receive your request within 30 days after a policy anniversary, the cash value of the Fixed Account available will not be less than the cash value of the Fixed Account on that policy anniversary. If you request and are paid the full Cash
               Surrender Value, this policy and all our obligations under it will end. We may require surrender of this policy before we pay you the full Cash Surrender Value.

               Each partial withdrawal of Cash Value must be at least $250. When a partial withdrawal is made, we will reduce the Cash Value by the amount of the partial withdrawal. The reduction in Cash Value will be allocated proportionately among the value of the Fixed Account and each Investment Division of the Separate Account.

               The maximum amount that may be withdrawn from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years.

               If Option A is in effect, we will reduce the Specified Face Amount of Insurance by the amount of the partial withdrawal. If Option C is in effect, and a partial withdrawal results in the Adjusted Premiums becoming negative, the Adjusted Premiums will equal zero, and the Specified Face Amount of Insurance will be adjusted by this negative amount. A new page 3 will then be issued. We may require that you send us this policy to make this change. Partial cash withdrawals will not affect the Specified Face Amount of Insurance if Option B is in effect.

               If you request a partial withdrawal which would reduce the Cash Value to less than $500, we will treat it as a request for a full cash withdrawal.

7FV-93 TX                               12                                AAACMM

POLICY LOAN    You may also get cash from us by taking a policy loan. If there is an existing loan you can increase it. The maximum amount available for a new or increased loan will be the greater of the Cash Surrender Value less 2 monthly deductions or 100% of the Cash Surrender Value of the Fixed Account plus 75% of the policy's cash surrender value of the Separate Account.

               When a loan is made, the Cash Value in each Investment Division of the Separate Account equal to the portion of the policy loan allocated to each Investment Division will be transferred to a Policy Loan Account within the general account. Cash Value in the Fixed Account equal to that portion of the policy loan allocated to that Account will also be transferred to the Policy Loan Account.

               Amounts in the Policy Loan Account will be credited with interest at a rate we set but never less than the guaranteed rate shown on page 3.1. Interest credited to the amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the Investment Divisions of the Separate Account in the same proportions as net premiums are then being allocated.

LOAN INTEREST  Loan interest is charged daily at the rate we set from time to time. This rate will never be more than 15% a year and will not change more than once a year on the anniversary of the date of the policy.

               The rate of interest we set for a policy year may not be more than the higher of:

               (1) The Published Monthly Average for the calendar month ending 2 months before the start of the policy year; and

               (2) The Guaranteed Interest Rate plus no more than 1.0%

               The Published Monthly Average means:

               (3) Moody's Composite Bond Yield Average - Monthly Average
                   Corporates, as published by Moody's Investor Service, Inc. or any successor to that service; or

               (4) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this policy is delivered.

               If the maximum limit for a policy year is at least 1/2% higher than the rate set for the prior policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 1/2% lower than the rate set for the prior policy year, we will reduce the rate to at least that limit.

               The loan interest rate will never be more than the maximum allowed by law and will not change more than once a year and any change will occur on the anniversary of the Date of Policy.

               We will notify you of the loan interest rate when you make a loan. We will also give you advance written notice of an increase in the loan interest rate of an outstanding loan.

               Interest is charged daily and is due at the end of each policy year. Interest not paid within 31 days after it is due will be added to the loan principal. It will be added as of the due date and will bear interest at the same rate as the rest of the loan. It will be deducted proportionately from the value of the Fixed Account and each Investment Division of the Separate Account and will be transferred to the Policy Loan Account. The amount transferred will be treated as an increased loan.

LOAN           You may repay all or part (but not less than $25.00) of a policy
REPAYMENT      loan at any time while the insured is alive and this policy is in force. If any payment you make to us is intended as a loan payment, rather than a premium payment, you must tell us this when you make the payment. Otherwise, it will be treated as a premium payment. Loan repayments will be allocated in the same manner as net premium payments, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first.

               Failure to repay a policy loan or to pay loan interest will not terminate this policy unless the Cash Surrender Value is insufficient to pay the monthly deduction due on a monthly anniversary. In that case, the Grace Period provision will apply (see page 14).

7FV-93 TX                               13                                AAACMN

DEFERMENT      We reserve the right to defer calculation and payment of benefits in the following circumstances.

               1. If your policy is in force with a Cash Value in the Separate
                  Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the portion of the death benefit which depends on the the Investment performance of the Separate Account.

               2. We may delay payment of the death benefit in excess of the
                  Specified Face Amount of Insurance for up to two months, if such payment is based on contract values which do not depend on the investment performance of the Separate Account.

               3. If your policy is in force with a Cash Value in the Fixed
                  Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law, if greater.

               4. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM        Premiums are to be paid at our Designated Office. No insurance
PAYMENTS       will take effect before the first premium is paid. Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below. A receipt signed by our President or Secretary and countersigned by the representative will be given for a premium paid to the representative.

               We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

               The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

               We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

               The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take into account the maximum limitations in Section 7702 of the Internal Revenue Code of 1954, or its successor. We will return to you any premium paid in a policy year to the extent it is more than the maximum.

GRACE PERIOD   If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

               If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

               If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

7FV-93 TX                               14                                AAACMP

REINSTATEMENT     If the grace period has ended and you have not paid the
                  required premium and have not surrendered your policy for its Cash Surrender Value, you may reinstate this policy while the insured is alive if you:

                  1. Ask for reinstatement within 3 years after the end of the grace period;

                  2.  Provide evidence of insurability satisfactory to us;

                  3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                  Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application. The reinstated policy will be subject to a new 2-year contestable period, measured from the date of reinstatement and based on the statements in your reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF         You may name a new owner at any time. If a new owner is named,
OWNERSHIP         any earlier choice of a contingent owner, beneficiary,
                  contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY       The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE     You may change the owner, contingent owner, beneficiary or
THE OWNER OR      contingent beneficiary of this policy by written notice or
THE BENEFICIARY   assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL        Your policy may be assigned as collateral. All rights under
ASSIGNMENT        the policy will be transferred to the extent of the assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.

                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within 2 years from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, while sane or insane, more than 2 years after the Date of Policy but within 2 years from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost.

7FV-93 TX                               15                                AAACMR

                              GENERAL PROVISIONS

THE CONTRACT        This policy includes any riders and, with the application
                    attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON       No representative or other person except our President, a
REPRESENTATIVE'S    Vice-President, or the Secretary may (a) make or change any
OR OTHER PERSON'S   contract of insurance; or (b) make any binding promises
AUTHORITY           about benefits; or (c) change or waive any of the terms of this policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY    We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE AND SEX         If the insured's age or sex on the Date of Policy is not
                    correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age and sex. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age and sex.

NONPARTICIPATION    This policy is not eligible for dividends; it does not
                    participate in any distribution of our surplus.

COMPUTATION         The Fixed Account Cash Value is computed using a guaranteed
OF VALUES           minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality (sex distinct) Table.

                    For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table as described on page 4.

                    We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT       Each year we will send you a report showing the current
                    death benefit, the Cash Value and any outstanding policy loans for this policy.

                    It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                    The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF     At any time, we will provide an illustration of the future
FUTURE BENEFITS     benefits and values under your policy. You must ask in
                    writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a $10.00 service fee.

7FV-93 TX                               16                                AAACMQ

                                    NOTICE

               When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

               Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR     Our Board of Directors is elected by the policyholders. For
DIRECTORS      details on how to vote, write to our Secretary.

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, New York 10010-3690

Countersigned and Delivered _____________ By ____________________________
                                TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age and Sex                   16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11

OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the Insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


7FV-93 TX                                                               AAACI6

                        [LOGO OF METLIFE APPEARS HERE]

   ------------------------------------------------------------------------
                              METROPOLITAN LIFE

                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
   ------------------------------------------------------------------------
   Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


     Insured

     Specified
     Face Amount
     of Insurance

     Policy Number

     Plan                FLEXIBLE PREMIUM VARIABLE LIFE

     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
     Life insurance payable if the insured dies before the Final Date of Policy. Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
     Adjustable death benefit.
     Premiums payable while the insured is alive and before the Final Date of Policy.
     Premiums must be sufficient to keep the policy in force.
     Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

                         DISCLOSURE OF GUARANTY FUND NON-PARTICIPATION

IN THE EVENT THE COMPANY IS UNABLE TO FULFILL ITS CONTRACTUAL OBLIGATION UNDER THIS POLICY, THE POLICYHOLDER IS NOT PROTECTED BY AN INSURANCE GUARANTY FUND OR OTHER SOLVENCY PROTECTION ARRANGEMENT.

7FV-93 TX EBUL                         1                                  AAAJDR

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM INSURANCE" PROVISION ON PAGE 8).

-------------------------------------------------------------------------------
     Age     Monthly Rate*   Age     Monthly Rate*   Age     Monthly Rate*
-------------------------------------------------------------------------------
     20          0.180       45          0.471       70          3.948
     21          0.180       46          0.510       71          4.260
     22          0.179       47          0.549       72          4.623
     23          0.176       48          0.593       73          5.037
     24          0.174       49          0.639       74          5.496
     25          0.170       50          0.693       75          5.991
     26          0.168       51          0.753       76          6.515
     27          0.168       52          0.820       77          7.061
     28          0.169       53          0.896       78          7.636
     29          0.170       54          0.980       79          8.259
     30          0.174       55          1.070       80          8.954
     31          0.179       56          1.164       81          9.745
     32          0.186       57          1.264       82         10.651
     33          0.195       58          1.368       83         11.670
     34          0.204       59          1.483       84         12.786
     35          0.216       60          1.611       85         13.980
     36          0.231       61          1.756       86         15.241
     37          0.249       62          1.924       87         16.568
     38          0.268       63          2.114       88         17.963
     39          0.290       64          2.323       89         19.441
     40          0.316       65          2.549       90         21.029
     41          0.343       66          2.788       91         22.780
     42          0.373       67          3.040       92         24.772
     43          0.403       68          3.310       93         27.207
     44          0.436       69          3.609       94         30.553
-------------------------------------------------------------------------------

* If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.

  The rate and values for a Table 1 substandard classification are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Unisex Table.

7FV-93 TX U A                           4                                 AAAJOX

                      METROPOLITAN LIFE INSURANCE COMPANY

                                  ENDORSEMENT

1. The following replaces the last paragraph of the provision entitled COST OF TERM INSURANCE:

     The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any change in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expense.

2. The following replaces the provision entitled AGE AND SEX:

     AGE -- If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before the correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age. Otherwise, we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deductions just before we learned the correct age.

3. The following replaces the first paragraph of the provision entitled COMPUTATION OF VALUES:

     COMPUTATION OF VALUES -- The Fixed Account Cash Value is computed using the guaranteed minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality Table B.

     For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Table as described on page 4.

                          (continued on reverse side)

R. S. 1191 TX March 1993                                                  CAABDU

                        [LOGO OF METLIFE APPEARS HERE]
     --------------------------------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
     --------------------------------------------------------------------------
     Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


     Insured

     Specified
     Face Amount
     of Insurance

     Policy Number
     Plan                     FLEXIBLE PREMIUM VARIABLE LIFE

     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

     Life insurance payable if the insured dies before the Final Date of Policy. Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
     Adjustable death benefit.
     Premiums payable while the insured is alive and before the Final Date of Policy.
     Premiums must be sufficient to keep the policy in force.
     Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FV-93 IL U                            1                                  AAAJPP

          DESCRIPTION OF INVESTMENT DIVISIONS IN THE SEPARATE ACCOUNT

THE ASSETS IN EACH INVESTMENT DIVISION OF METROPOLITAN LIFE SEPARATE ACCOUNT UL (SEPARATE ACCOUNT) ARE INVESTED IN SHARES OF A DESIGNATED INVESTMENT COMPANY PORTFOLIO. EACH PORTFOLIO REPRESENTS A DIFFERENT CLASS (OR SERIES) OF SHARES ISSUED BY METROPOLITAN SERIES FUND, INC.

DIVISION 1 --  GROWTH PORTFOLIO--The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

DIVISION 2 --  INCOME PORTFOLIO--The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

DIVISION 3 --  MONEY MARKET PORTFOLIO--The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

DIVISION 4 --  DIVERSIFIED PORTFOLIO--The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

DIVISION 5 --  AGGRESSIVE GROWTH PORTFOLIO--The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

DIVISION 6 --  INTERNATIONAL STOCK PORTFOLIO--The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

DIVISION 7 --  STOCK INDEX PORTFOLIO--The investment objective of this portfolio is to equal the performance of the Standard and Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of the dividends) by investing in the common stock of companies which are included in the index.



INVESTMENT RETURNS WILL REFLECT FLUCTUATIONS IN THE MARKET VALUE OF SECURITIES. PLEASE REFER TO THE CURRENT PROSPECTUS FOR METROPOLITAN SERIES FUND, INC. FOR A COMPLETE DESCRIPTION OF THE FUND AND THE CURRENTLY AVAILABLE DESIGNATED PORTFOLIOS.

7FV-93 IL U                            5                                  AAACWF

                                  DEFINITIONS

          This policy provides life insurance through flexible premium payments. Net premiums are credited at your option to either a fixed interest account ("Fixed Account") or a multifunded separate account ("Separate Account") or both. Interest will be credited to the Cash Value in the Fixed Account. The Cash Value in the Separate Account will vary with investment experience. The cost of insurance and other charges will be deducted each month proportionately from the Fixed Account and the Separate Account.

          "You" and "your" refer to the owner of this policy.

          "We", "us" and "our" refer to Metropolitan Life Insurance Company.

          The "insured" named on page 3 is the person at whose death the insurance proceeds will be payable.

          The "Specified Face Amount of Insurance" as of the Date of Policy is shown on page 3. A new page 3 will be issued to show any change in the Specified Face Amount of Insurance that has occurred at your request.

          The "Date of Policy" is shown on page 3.

          The "Final Date of Policy" is the policy anniversary on which the insured is age 95. If the insured is then living and you do not ask us to continue this policy, we will pay you the Cash Surrender Value at the Final Date.

          Policy years and months are measured from the Date of Policy. For example, if the Date of Policy is May 5, 1993, the first policy month ends June 4, 1993 and the first policy year ends May 4, 1994. Similarly, the first monthly anniversary is June 5, 1993, and the first policy anniversary is May 5, 1994.

          The "Designated Office" is our Executive Office at One Madison Avenue, New York, N.Y. 10010. We may, by written notice, name other offices within the United States to serve as Designated Offices.

          The "Investment Start Date" is the date the first premium is applied to the Fixed Account and/or Separate Account. It is the later of:
          (1) the Date of Policy; and (2) the date we receive the first premium at our Designated Office.

          "Issue Age" is the age of the insured shown on Page 3.

          "Fixed Account" is the account under the policy to which we will add the payments that you allocate to the Fixed Account. The Fixed Account is part of our general account.

          "Separate Account" is Metropolitan Life Separate Account UL, the account under this policy to which we will add the payments that you allocate to any of the Investment Divisions in the Separate Account.

          "Policy Loan Account" is the account to which we will transfer the amount of any policy loan from the Fixed and Separate Accounts.

          "Cash Value" is the sum of: (a) the value in the Fixed Account; (b) the value in each investment division of the Separate Account; and (c) the value in the Policy Loan Account.

          "Cash Surrender Value" is the Cash Value less any policy loan and loan interest.

          The"Adjusted Premiums" are added to the Specified Face Amount of Insurance to compute the Option C Death Benefit. The Adjusted Premiums are initially equal to zero and are increased by premiums and decreased by withdrawals, as they occur. The Adjusted Premiums will never be less than zero.

          To make this policy clear and easy to read, we have left out many cross-references and conditional statements. Therefore, the provisions of the policy must be read as a whole. For example, our payment of the insurance proceeds (see page 7) depends upon the payment of sufficient premiums (see page 14).

          To exercise your rights, you should follow the procedures stated in the policy. If you want to request a payment, change the allocations of net premiums and/or Cash Value, adjust the death benefit, change a beneficiary, change an address or request any other action by us, you should do so on the forms prepared for each purpose. You can get these forms from our Designated Office.

7FV-93 IL U                            6                                  AAACWG

                           PAYMENT WHEN INSURED DIES

INSURANCE      If the insured dies before the Final Date of Policy, and while
PROCEEDS       the policy is in force, an amount of money, called the insurance proceeds, will be paid to the beneficiary. The insurance proceeds are the sum of:

                         * The death benefit described below

                             PLUS

                         * Any insurance on the insured's life that may be
                           provided by riders to this policy

                             MINUS

                         * Any policy loan and loan interest

                             MINUS

                         * Any due and unpaid monthly deductions accruing during
                           a grace period.

               We will pay the insurance proceeds to the beneficiary after we receive proof of death and a proper written claim.

DEATH BENEFIT  The death benefit under this policy will be either 1, 2 or 3 below, whichever is chosen and is in effect at the time of death, but in no event less than the minimum death benefit.

               1. OPTION A:    The Specified Face Amount of Insurance.

               2. OPTION B:    The Specified Face Amount of Insurance

                                             PLUS

                               The Cash Value on the date of death.

               3. OPTION C:    The Specified Face Amount of Insurance.

                                             PLUS

                               The Adjusted Premiums.

               See the Full and Partial Cash Withdrawal provision for the effect of a partial withdrawal on the death benefit.

MINIMUM        In no event will the death benefit be less than the amounts
DEATH BENEFIT  described below:

                                             MINIMUM DEATH BENEFIT
                  AGE ON DATE                AS A PERCENTAGE OF THE
                   OF DEATH                        CASH VALUE

                 40 or younger                      250%
                  41-45                           243-215
                  46-50                           209-185
                  51-55                           178-150
                  56-60                           146-130
                  61-65                           128-120
                  66-70                           119-115
                  71-75                           113-105
                  76-90                             105
                  91-95                           104-100
                  96 and over                       100

               The minimum death benefit percentage will decrease uniformly within the age ranges shown.

DEATH BENEFIT  At any time after the first policy year, while this policy is in
ADJUSTMENT     force, you may change the death benefit option or change (either increase or decrease) the Specified Face Amount of Insurance, subject to the following:

7FV-93 IL U                            7                                  AAACWH

               1. In the event of a change in the death benefit option, we will change the Specified Face Amount of Insurance as needed.

               2. The Specified Face Amount of Insurance may not be reduced to less than $100,000 during the first 5 policy years or to less than $50,000 after the 5th policy year.

               3. For any change which would increase the death benefit, we may require evidence satisfactory to us of insurability of the insured. Any increased death benefit may be subject to the underwriting charge shown on page 3.1. This charge is included in the monthly deduction which coincides with or next follows the date the increase takes effect.

               4. No change in the death benefit will take effect unless the
                  Cash Surrender Value after the change is sufficient to keep this policy in force for at least 2 months. Subject to this condition, a request for a change in the death benefit will take effect on the monthly anniversary which coincides with or next follows: (a) if evidence of insurability is required, the date we approve the request; or, (b) if not, the date of the request.

               5. We will issue a new page 3 for this policy showing the change.
                  We may require that you send us this policy to make the change.

                               MONTHLY DEDUCTION

               The deduction for any policy month is the sum of the following amounts, determined on each monthly anniversary:

               *  The monthly cost of term insurance;

               *  The monthly mortality and expense risk charges;

               *  The monthly cost of any benefits provided by rider;

               * For any month in which your request results in an increase in the Specified Face Amount, the underwriting charge, as shown on page 3.1.

               The monthly deduction (excluding the monthly mortality and expense risk charges) will be charged proportionately to the Fixed Account and each Investment Division of the Separate Account. The monthly mortality and expense risk charges will be charged proportionately to values in each Investment Division of the Separate Account.

COST OF TERM   Under all death benefit options, the amount of the term insurance
INSURANCE      for any policy month is equal to:

               * The death benefit divided by one plus the monthly guaranteed interest rate shown on page 3.1;

                         MINUS

               *  The Cash Value.

               The Cash Value used in this calculation is the Cash Value before the deduction for the monthly cost of term insurance and for any disability waiver benefit, but after the deduction for riders and any other charges.

               The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any changes in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expenses.

7FV-93 IL U                            8                                  AAACWI

                                 FIXED ACCOUNT

VALUE The value of the Fixed Account on the Investment Start Date is equal to:

               1. The portion of the initial net premium which has been paid and allocated to the Fixed Account;

                              MINUS

               2. The portion of any monthly deductions charged to the Fixed
                  Account.

               The value of the Fixed Account on any day after the Investment Start Date is equal to:

               1. The value on the preceding day, with interest on such values at the current applicable rates;

                              PLUS

               2. Any portion of net premium paid and allocated to the Fixed
                  Account on that day;

                              PLUS

               3. Any amount transferred to the Fixed Account on that day;

                              MINUS

               4. Any amount transferred from the Fixed Account on that day;

                              MINUS

               5. Any cash withdrawal made from the Fixed Account on that day;

                              MINUS

               6. The portion of any transfer charge allocated to the value of the Fixed Account;

                        MINUS, IF THAT DAY IS A MONTHLY ANNIVERSARY,

               7. The portion of the monthly deduction which is charged to the
                  Fixed Account, to cover the policy month which starts on that day.

INTEREST       The guaranteed interest rate for the Fixed Account is shown on
RATE           page 3.1.

               We may declare rates of interest in excess of the guaranteed rate on amounts in the Fixed Account at any time, subject to the following conditions: the rate of excess interest on any net premiums paid during a month of the year will not change until the first day of the same month in the following year. We also may credit different rates of excess interest to premium payments made in different months of the year and different rates of excess interest at the end of each twelve-month period for Cash Value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

               We will credit the guaranteed and any excess interest on every Valuation Date. Once credited, that interest will be guaranteed and will become part of the value in the Fixed Account from which monthly deductions are made. The monthly deduction will be charged against the most recent premiums paid (and transfers made) and interest credited.

7FV-93 IL U                            9                                  AAACWJ

                               SEPARATE ACCOUNT

               Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium variable life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

               We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

               Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

               The Separate Account will be valued at the end of each Valuation Period.

               A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

               A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.

INVESTMENT     The "Investment Divisions" are part of the Separate Account.
DIVISIONS      Each division holds a separate class (or series) of stock of a designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

               The Investment Divisions available on the Date of Policy are described on Page 5. We may from time to time make other Investment Divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.

OUR RIGHT      We reserve the right to make certain changes if, in our
TO MAKE        judgment, they would best serve the interests of the owners of
CHANGES        policies such as this one, or would be appropriate in carrying out the purposes of such policies. Any changes will be made only to the extent and in the manner permitted by applicable laws.
               Also, when required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

               Examples of the changes we may make include:

               * To operate the Separate Account in any form permitted under the Investment Company Act of 1940, or in any other form permitted by law.

               * To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.

               * To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or add, combine, or remove Investment Divisions in the Separate Account.

               * To substitute, for the investment company shares held in any Investment Division, the shares of another class of the investment company or the shares of another investment company or any other investment permitted by law.

               * To change the way we assess charges, but without increasing the aggregate amount charged to the Fixed Account and any currently available investment division of the Separate Account or available portfolios of the fund.

7FV-93 IL U                            10                                 AAACWK

               * To make any other necessary technical changes in this policy in order to conform with any action this provision permits us to take.

               If any of these changes result in a material change in the underlying investments of an Investment Division in the Separate Account, we will notify you of such change. If you have funds allocated to that division, you may then make a new choice of Investment Divisions.

VALUE The value of the Separate Account is the sum of the Cash Values in each of the Investment Divisions.

               The value in each Investment Division of the Separate Account on the Investment Start Date is equal to:

               1. The portion of the initial net premium which has been paid and is allocated to the Investment Division;

                                   MINUS

               2. The portion of any monthly deductions charged to the
                  Investment Division.

               The Cash Value in each Investment Division on subsequent Valuation Dates is equal to:

               1. The Cash Value in the Investment Division on the preceding
                  Valuation Date;

                                   PLUS

               2. Any increase due to the investment result in the Investment
                  Division of the Separate Account;

                                   PLUS

               3. Any net premium payments received during the current Valuation
                  Period which are allocated to the Investment Division;

                                   PLUS

               4. Any net amounts transferred to the Investment Division during the current Valuation Period;

                                   MINUS

               5. Any decrease due to the investment result in the Investment
                  Division of the Separate Account;

                                   MINUS

               6. Any amounts transferred from the Investment Division during the current Valuation Period;

                                   MINUS

               7. Any cash withdrawal from the Investment Division during the current Valuation Period;

                                   MINUS

               8. The portion of any transfer charge allocated to the value in the Investment Division;

                  MINUS, IF A MONTHLY ANNIVERSARY OCCURS DURING THE CURRENT VALUATION PERIOD,

               9. The portion of the monthly deduction charged to the Investment
                  Division during the current Valuation Period to cover the policy month which starts on that day.

7FV-93 IL U                            11                                 AAACWL

                      OWNER'S RIGHT TO CHANGE ALLOCATION

               You can change the allocation of future net premiums among the Fixed Account and/or the Investment Divisions of the Separate Account. You must allocate at least 10% of net premiums to each alternative you choose. Percentages must be in whole numbers. (For example, 33 1/3% may not be chosen.) You must notify us in writing of a change in the allocation percentages. The change will take effect immediately upon receipt at our Designated Office.

               You may also change the allocation of the Cash Value. To do this, you may transfer amounts among the alternatives at any time. A transfer charge of $25 will be deducted from the Cash Value from which amounts are transferred proportionately among the Fixed Account and the Investment Divisions of the Separate Account when each transfer is effected. However, no charge will be assessed for transfers from policy loans and loan repayments. In addition, during the first 24 policy months, no charge will be assessed for a complete transfer of all amounts in the Investment Divisions of the Separate Account to the Fixed Account. Transfers must be in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is $50, or, if less, the entire value in an Investment Division of the Separate Account or the entire value in the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years. The change will take effect on the date we receive written notice from you at our Designated Office.

EXCHANGE       During the first 24 months following the Date of Policy, the
PRIVILEGE      policy owner may transfer the entire amount in the Separate
               Account to the Fixed Account and allocate all future net premiums to the Fixed Account. This will serve as an exchange of the policy for the equivalent of a flexible premium fixed benefit life insurance policy. There will be no charge for this transfer.

                      PAYMENTS DURING INSURED'S LIFETIME

PAYMENT ON     If the insured is alive on the Final Date of Policy, and you do
FINAL DATE     not ask us in writing to continue the policy, we will pay you the
OF POLICY      Cash Surrender Value. Coverage under this policy will then end.

               You may ask us in writing to continue this policy after the Final Date. If you do, the death benefit will be equal to the Cash Value. The insurance proceeds will equal the death benefit minus any outstanding policy loan and loan interest.

FULL AND       We will pay you all or part of the Cash Surrender Value after we
PARTIAL CASH   receive your request at our Designated Office. The Cash
WITHDRAWAL     Surrender Value will be determined as of the date we receive your request. If you request and are paid the full Cash
               Surrender Value, this policy and all our obligations under it will end. We may require surrender of this policy before we pay you the full Cash Surrender Value.

               Each partial withdrawal of Cash Value must be at least $250. When a partial withdrawal is made, we will reduce the Cash Value by the amount of the partial withdrawal. The reduction in Cash Value will be allocated proportionately among the value of the Fixed Account and each Investment Division of the Separate Account.

               The maximum amount that may be withdrawn from the Fixed Account in any policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four policy years.

               If Option A is in effect, we will reduce the Specified Face Amount of Insurance by the amount of the partial withdrawal. If Option C is in effect, and a partial withdrawal results in the Adjusted Premiums becoming negative, the Adjusted Premiums will equal zero, and the Specified Face Amount of Insurance will be adjusted by this negative amount. A new page 3 will then be issued. We may require that you send us this policy to make this change. Partial cash withdrawals will not affect the Specified Face Amount of Insurance if Option B is in effect.

               If you request a partial withdrawal which would reduce the Cash Value to less than $500, we will treat it as a request for a full cash withdrawal.

7FV-93 IL U                            12                                 AAACWM

POLICY LOAN    You may also get cash from us by taking a policy loan. If there is an existing loan you can increase it. The maximum amount available for a new or increased loan will be the greater of the Cash Surrender Value less 2 monthly deductions or 75% of the Cash
               Surrender Value. The smallest amount you can borrow at any one time is $250. This loan will be allocated proportionately among the Fixed Account and the Investment Divisions of the Separate
               Account.

               When a loan is made, the Cash Value in each Investment Division of the Separate Account equal to the portion of the policy loan allocated to each Investment Division will be transferred to a Policy Loan Account within the general account. Cash Value in the Fixed Account equal to that portion of the policy loan allocated to that Account will also be transferred to the Policy Loan Account.

               Amounts in the Policy Loan Account will be credited with interest at a rate we set but never less than the guaranteed rate shown on page 3.1. Interest credited to the amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the Investment Divisions of the Separate Account in the same proportions as net premiums are then being allocated.

LOAN INTEREST  The rate of interest we set for a policy year may not be more than the higher of:

               (1) The Published Monthly Average for the calendar month ending 2 months before the start of the policy year; and

               (2) The Guaranteed Interest Rate plus no more than 1.0%

               The Published Monthly Average means:

               (3) Moody's Composite Bond Yield Average - Monthly Average
                   Corporates, as published by Moody's Investor Service, Inc. or any successor to that service; or

               (4) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this policy is delivered.

               If the maximum limit for a policy year is at least 1/2% higher than the rate set for the prior policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 1/2% lower than the rate set for the prior policy year, we will reduce the rate to at least that limit.

               The loan interest rate will never be more than the maximum allowed by law and will not change more than once a year and any change will occur on the anniversary of the Date of Policy.

               We will notify you of the loan interest rate when you make a loan. We will also give you advance written notice of an increase in the loan interest rate of an outstanding loan.

               Interest is charged daily and is due at the end of each policy year. Interest not paid within 31 days after it is due will be added to the loan principal. It will be added as of the due date and will bear interest at the same rate as the rest of the loan. It will be deducted proportionately from the value of the Fixed Account and each Investment Division of the Separate Account and will be transferred to the Policy Loan Account. The amount transferred will be treated as an increased loan.

LOAN           You may repay all or part (but not less than $25.00) of a policy
REPAYMENT      loan at any time while the insured is alive and this policy is in force. If any payment you make to us is intended as a loan payment, rather than a premium payment, you must tell us this when you make the payment. Otherwise, it will be treated as a premium payment. Loan repayments will be allocated in the same manner as net premium payments, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first.

               Failure to repay a policy loan or to pay loan interest will not terminate this policy unless the Cash Surrender Value is insufficient to pay the monthly deduction due on a monthly anniversary. In that case, the Grace Period provision will apply (see page 14).

7FV-93 IL U                            13                                 AAACWN

DEFERMENT      We reserve the right to defer calculation and payment of benefits in the following circumstances.

               1. If your policy is in force with a Cash Value in the Separate
                  Account, it will generally not be practical for us to determine the investment experience of the Separate Account during any period when the New York Stock Exchange is closed for trading (except for customary weekend and holiday closings), or when the Securities and Exchange Commission restricts trading or determines that an emergency exists. In such a case and with respect to the Separate Account, we reserve the right to defer: (a) determination, application, or payment of a cash withdrawal value; (b) determination of policy loans except for a loan to pay a premium to us; (c) a change in the allocation among the Investment Divisions of the Separate Account; and (d) payment of the death benefit.

               2. If your policy is in force with a Cash Value in the Fixed
                  Account, we may defer paying a cash withdrawal value from the Fixed Account for up to 6 months from the date we receive a request for payment. If we delay for 30 days or more, interest will be paid at a rate not less than the guaranteed rate shown on page 3.1 or at a rate required by law, if greater.

               3. We may delay making a loan from the Fixed Account, except for a loan to pay a premium to us, for up to 6 months from the date you request the loan.

                                   PREMIUMS

PREMIUM        Premiums are to be paid at our Designated Office. No insurance
PAYMENTS       will take effect before the first premium is paid. Other premiums may be paid at any time while the policy is in force and before the Final Date of Policy in any amount subject to the limits described below.

               We will send premium notices, if requested in writing, according to the planned premium shown on page 3. After the first, you may skip planned premium payments or change their frequency and amount if the Cash Surrender Value is large enough to keep your policy in force.

               The planned premium is your self-determined level amount premium planned to be paid at fixed intervals over a specified period of time. You are not required to follow this schedule after the first premium payment. Payment of the planned premium will not guarantee that this policy remains in force. Instead, the duration of the policy depends on the policy's Cash Value.

LIMITS The first premium may not be less than the planned premium shown on page 3. Each premium payment after the first must be at least $100.

               We may increase these minimum premium limits. No increase will take effect until 90 days after notice is sent.

               The total premium paid in a policy year may not exceed the maximum we set for that year. When we set the maximum for total premiums paid in a policy year, we will take account of requirements in federal legislation. We will return to you any premium paid in a policy year which exceeds the maximum.

GRACE PERIODS  If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction for that month, there will be a grace period of 61 days after that anniversary to pay an amount that will cover two monthly deductions. We will send you a notice at the start of the grace period. We will also send a notice to any assignee on our records.

               If we do not receive a sufficient amount by the end of the grace period, your policy will end without value.

               If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deduction.

7FV-93 IL U                            14                                 AAACWO

REINSTATEMENT   If the grace period has ended and you have not paid the required premium and have not surrendered your policy for its Cash
                Surrender Value, you may reinstate this policy while the insured is alive if you:

                1. Ask for reinstatement within 3 years after the end of the grace period;

                2. Provide evidence of insurability satisfactory to us;

                3. Pay a sufficient amount to keep this policy in force for at least 2 months after the date of reinstatement.

                Any policy loan and interest due when the policy ends will be canceled. The effective date of the reinstated policy will be the date we approve the reinstatement application.

                           OWNERSHIP AND BENEFICIARY

OWNER As owner, you may exercise all rights under your policy while the insured is alive. You have the right to designate another entity to exercise your rights with our consent. You may name a contingent owner who would become the owner if you should die before the insured.

CHANGE OF       You may name a new owner at any time. If a new owner is named,
OWNERSHIP       any earlier choice of a contingent owner, beneficiary,
                contingent beneficiary or optional payment plan will be canceled, unless you specify otherwise.

BENEFICIARY     The beneficiary is the entity or entities and/or person or persons designated by the policy owner to receive insurance proceeds upon the death of the insured. You may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary. If more than one beneficiary exists when the insured dies, we will pay them in equal shares, unless you have chosen otherwise.

HOW TO CHANGE   You may change the owner, contingent owner, beneficiary or
THE OWNER OR    contingent beneficiary of this policy by written notice or
THE BENEFICIARY assignment of the policy. No change is binding on us until it is recorded at our Designated Office. Once recorded, the change binds us as of the date you signed it. The change will not apply to any payment made by us before we recorded your request. We may require that you send us this policy to make the change.

COLLATERAL      Your policy may be assigned as collateral. All rights under the
ASSIGNMENT      policy will be transferred to the extent of the assignee's interest. We are not bound by any assignment or release thereof unless and until it is in writing and is recorded at our Designated Office. We are not responsible for the validity of any assignment.


                                   EXCLUSION

SUICIDE The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within 2 years from the Date of Policy. Instead, we will pay the beneficiary an amount equal to all premiums paid, without interest, less any policy loan and loan interest and less any partial cash withdrawals. If the insured commits suicide, while sane or insane, more than 2 years after the Date of Policy but within 2 years from the effective date of any increase in the death benefit, our liability with respect to such increase will be limited to its cost.

7FV-93IL U                             15                                 AAACWP

                              GENERAL PROVISIONS

THE CONTRACT      This policy includes any riders and, with the application
                  attached at issue, and any application added after issue, makes up the entire contract. All statements in the application will be representations and not warranties. No statement will be used to contest the policy unless it appears in the application.

LIMITATION ON     No representative or other person except our President,
REPRESENTATIVE'S a Vice-President, or the Secretary may (a) make or change any OR OTHER PERSON'S contract of insurance; or (b) make any binding promises about
AUTHORITY         benefits; or (c) change or waive any of the terms of this
                  policy. Any change or waiver is valid only if made in writing and signed by our President, Vice-President, or Secretary.

INCONTESTABILITY  We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the Date of Policy. We will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for 2 years from its effective date.

AGE If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before a correction is made, the adjusted benefits will be the amount bought by the monthly deduction just before the date of death. Otherwise we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deduction just before we learned the correct age.

NONPARTICIPATION  This policy is not eligible for dividends; it does not participate in any distribution of our surplus.

COMPUTATION       The Fixed Account Cash Value is computed using a guaranteed
OF VALUES         minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality Table B.

                  For substandard policy classifications, these values and rates are based on a modified version of the 1980 CSO Mortality Table that reflects our mortality experience.

                  We have filed a detailed statement of the method of computation with the insurance supervisory official of the state in which this policy is delivered. The values under this policy are equal to or greater than those required by the law of that state.

ANNUAL REPORT     Each year we will send you a report showing the current death benefit, the Cash Value and any outstanding policy loans for this policy.

                  It will also show the amount and type of credits to and deductions from the Cash Value during the past policy year.

                  The report will also include any other information required by state laws and regulations.

ILLUSTRATION OF   At any time, we will provide an illustration of the future
FUTURE BENEFITS   benefits and values under your policy. You must ask in writing for this illustration. The first illustration in any policy year will be furnished free of charge. Any subsequent request in that policy year will be subject to a service fee set by us.

7FV-93 IL U                            16                                 AAACL2

                              METHODS OF PAYMENT

                  Unless otherwise requested, we may pay the insurance proceeds when the insured dies, or the Cash Surrender Value on surrender or on the Final Date of the policy, in one sum, or by placing the amount in an account that earns interest. The payee will have immediate access to all or part of the account. If requested, we will apply the amount under one or more of the following payment plans:

OPTION 1.         Interest Income -- The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.         Installment Income for a Stated Period -- Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A.        Installment Income of a Stated Amount -- Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.         Single Life Income -- Guaranteed Payment Period -- Monthly
                  payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.        Single Life Income -- Guaranteed Return -- Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.         Joint and Survivor Life Income -- Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

OTHER FREQUENCIES Instead of monthly payments, you may choose to have payments
AND PLANS         made quarterly, semiannually or annually. Other payment plans may be arranged with us.

CHOICE OF         A choice of a payment plan for insurance proceeds made by you
PAYMENT PLANS     in writing and recorded by us while the insured is alive will take effect when the insured dies. All other choices of payment plans will take effect when recorded by us or later, if requested. When a payment plan starts, we will issue a contract which will describe the terms of the plan. We may require that you send us this policy. We may also require proof of the payee's age.

                  Payment plans may be chosen: (1) by you during the lifetime of the insured; or (2) by the beneficiary within one year after the insured died and before any payments have been made, if no choice was in effect on the date of death.

                  A choice of a payment plan will not take effect unless each payment under the plan would be at least $50.

LIMITATIONS       If the payee is not a natural person, the choice of a payment plan will be subject to our approval. An assignment for a loan will modify a prior choice of payment plan. The amount due the assignee will be payable in one sum and the balance will be applied under the payment plan.

                  Payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

PAYMENT PLAN      Amounts applied under the interest income and installment
RATES             payment plans will earn interest at a rate we set from time to time.

                  Lifetime income plan payments will be based on a rate set by us and in effect on the date the insurance proceeds or cash value become payable.

7FV-93 IL U                            17                                 AAACWQ

  MINIMUM PAYMENTS UNDER PAYMENT PLANS -- Monthly payments under Options 2, 3, 3A and 4 for each $1,000 applied will not be less than the amounts shown in the following Tables.

--------------------------------------------------------------------------------
               OPTION 2. Installment Income for a Stated Period
                         Monthly Payments for each $1,000 Applied.
--------------------------------------------------------------------------------
           Minimum Amount           Minimum Amount             Minimum Amount
   Years   of Each Monthly  Years   of Each Monthly   Years    of Each Monthly
   Chosen  Payment          Chosen  Payment           Chosen   Payment
--------------------------------------------------------------------------------
      1       $84.47          11        $8.86           21         $5.32
      2        42.86          12         8.24           22          5.15
      3        28.99          13         7.71           23          4.99
      4        22.06          14         7.26           24          4.84
      5        17.91          15         6.87           25          4.71

      6        15.14          16         6.53           26          4.59
      7        13.16          17         6.23           27          4.47
      8        11.68          18         5.96           28          4.37
      9        10.53          19         5.73           29          4.27
     10         9.61          20         5.51           30          4.18
--------------------------------------------------------------------------------


   To determine the minimum amount for quarterly payment multiply the above monthly payment by 2.99; for semiannual by 5.96; and for annual by 11.84.

--------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                   OPTION 3. Single Life Income--        OPTION 3A.
                    Guaranteed Payment Period         Single Life Income--
                    Minimum Amount of each Monthly    Guaranteed Return
                    Payment for each $1,000 Applied   Minimum Amount of each
               -------------------------------------- Monthly Payment for each
                                                      $1,000 Applied
                   Guaranteed Payment Period


       Payee's --------------------------------------
         Age     10 years  15 years    20 years
   -----------------------------------------------------------------------------
         50      $4.12       $4.08     $4.02                 $3.97
         55       4.51        4.44      4.32                  4.29
         60       5.02        4.87      4.65                  4.70
         65       5.67        5.36      4.97                  5.21
         70       6.46        5.88      5.24                  5.85
         75       7.34        6.33      5.41                  6.68
         80       8.21        6.64      5.48                  7.75
    85 and over   8.92        6.80      5.51                  9.12
   -----------------------------------------------------------------------------

          ------------------------------------------------------------
                   OPTION 4. Joint and Survivor Life Income--
                             Guaranteed Period of 10 years
          ------------------------------------------------------------
                Age of               Minimum Amount of each Monthly
              Both Payees            Payment for each $1,000 Applied
          ------------------------------------------------------------
                 50                                $ 3.64
                 55                                  3.93
                 60                                  4.30
                 65                                  4.80
                 70                                  5.47
                 75                                  6.33
          ------------------------------------------------------------

On request, we will provide additional information about amounts of minimum payments.

7FV-93 IL U                           18                                  AAACWR

                        [LOGO OF METLIFE APPEARS HERE]
               -----------------------------------------------------
                               METROPOLITAN LIFE
                               INSURANCE COMPANY

                A Mutual Company Incorporated in New York State
               -----------------------------------------------------
          Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


          Insured

          Specified
          Face Amount
          of Insurance

          Policy Number

          Plan           FLEXIBLE PREMIUM VARIABLE LIFE

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          Life insurance payable if the insured dies before the Final Date of Policy.
          Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
          Adjustable death benefit.
          Premiums payable while the insured is alive and before the Final Date of Policy.
          Premiums must be sufficient to keep the policy in force.
          Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 10.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE SHOWN ON PAGE 3.1. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AS DESCRIBED IN THIS POLICY.

RIGHT TO EXAMINE POLICY--PLEASE READ THIS POLICY. YOU MAY RETURN IT TO US OR TO THE REPRESENTATIVE THROUGH WHOM YOU BOUGHT IT AT ANY TIME BEFORE THE LATER OF THE DATE WE RECEIVE YOUR SIGNED DELIVERY RECEIPT AND 10 DAYS FROM THE DATE THE POLICY WAS DELIVERED TO YOU. IF YOU RETURN THIS POLICY WITHIN THIS PERIOD, THE POLICY WILL BE VOID FROM THE BEGINNING. WE WILL REFUND ANY PREMIUM PAID. DURING THAT PERIOD, THE NET PREMIUM PAYMENTS ALLOCATED TO THE SEPARATE ACCOUNT WILL BE INVESTED IN THE MONEY MARKET PORTFOLIO. AT THE END OF THAT PERIOD, THE NET PREMIUM WILL BE INVESTED IN THE SEPARATE ACCOUNT AS DESIGNATED.

See Table of Contents and Company address on the back cover.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7FV-93 U                                1                                 AAAIXE

                                    NOTICE

                      When you write to us, please give us your name, address and policy number. Please notify us promptly of any changes. We will write to you at your last known address.

                      Checks, drafts or money orders may be drawn to the order of Metropolitan Life (or "Met Life"). They are received subject to the condition that they may be handled for collection in accordance with the practice of the collecting bank or banks. If we do not receive the full amount of any check, draft or money order, it will not constitute payment. All payments are to be made in U.S. currency.

VOTING FOR DIRECTORS  Our Board of Directors is elected by the policyholders.
                      For details on how to vote, write to our Secretary.

                          Metropolitan Life Insurance Company
                          One Madison Avenue
                          New York, New York 10010-3690

Countersigned and Delivered _________________________ By _______________________
                                   TABLE OF CONTENTS

                               Page                                       Page                                        Page
POLICY SPECIFICATIONS           3,            Exchange Privilege           12         EXCLUSION                        15
                              3.1                                                        Suicide                       15
TABLE OF GUARANTEED                       PAYMENTS DURING INSURED'S
MAXIMUM INSURANCE RATES         4         LIFETIME                         12         GENERAL PROVISIONS               16
                                              Payment on Final                           The Contract                  16
DESCRIPTION OF                                  Date of Policy             12            Limitation on
INVESTMENT DIVISIONS IN                       Full and Partial                              Representative's or Other
THE SEPARATE ACCOUNT            5               Cash Withdrawal            12               Person's Authority         16
                                              Policy Loan                  13            Incontestability              16
DEFINITIONS                     6             Loan Interest                13            Age                           16
                                              Loan Repayment               13            Nonparticipation              16
PAYMENT WHEN INSURED DIES       7             Deferment                    14            Computation of Values         16
   Insurance Proceeds           7                                                        Annual Report                 16
   Death Benefit                7         PREMIUMS                         14            Illustration of Future
   Minimum Death Benefit        7             Premium Payments             14               Benefits                   16
   Death Benefit Adjustment     7             Limits                       14
                                              Grace Period                 14         METHODS OF PAYMENT               17
MONTHLY DEDUCTION               8             Reinstatement                15            Options                       17
   Cost of Term Insurance       8                                                        Other Frequencies
                                          OWNERSHIP AND BENEFICIARY        15               and Plans                  17
FIXED ACCOUNT                   9             Owner                        15            Choice of Payment Plans       17
   Value                        9             Change of Ownership          15            Limitations                   17
   Interest Rate                9             Beneficiary                  15            Payment Plan Rates            17
                                              How to Change the Owner                    Minimum Payments under
SEPARATE ACCOUNT                10              or the Beneficiary         15               Payment Plans              18
   Investment Divisions         10            Collateral Assignment        15
   Our Right to Make Changes    10
   Value                        11


OWNERS RIGHT TO
CHANGE ALLOCATION               12

        --------------------------------------------------------------
              Pages 2 and 19 have intentionally been left blank.
        --------------------------------------------------------------

              Any riders for additional benefits follow page 18.

FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the Insured dies before the Final Date of Policy.

Cash value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


7FV-93 U                                                                  AAACIY

MINIMUM PAYMENTS UNDER PAYMENT PLANS -- Monthly payments under Options 2, 3, 3A and 4 for each $1,000 applied will not be less than the amounts shown in the following Tables.

--------------------------------------------------------------------------------
               OPTION 2. Installment Income for a Stated Period
                         Monthly Payments for each $1,000 Applied.
--------------------------------------------------------------------------------

         Minimum Amount          Minimum Amount          Minimum Amount
 Years   of Each Monthly Years   of Each Monthly Years   of Each Monthly
 Chosen  Payment         Chosen  Payment         Chosen  Payment
--------------------------------------------------------------------------------
    1       $84.47         11      $8.86           21      $5.32
    2        42.86         12       8.24           22       5.15
    3        28.99         13       7.71           23       4.99
    4        22.06         14       7.26           24       4.84
    5        17.91         15       6.87           25       4.71

    6        15.14         16       6.53           26       4.59
    7        13.16         17       6.23           27       4.47
    8        11.68         18       5.96           28       4.37
    9        10.53         19       5.73           29       4.27
   10         9.61         20       5.51           30       4.18
--------------------------------------------------------------------------------

  To determine the minimum amount for quarterly payment multiply the above monthly payment by 2.99; for semiannual by 5.66; and for annual by 11.84.

--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
               OPTION 3. Single Life Income--          OPTION 3A.
                Guaranteed Payment Period              Single Life Income--
               Minimum Amount of each Monthly          Guaranteed Return
              Payment for each $1,000 Applied          Minimum Amount of each
            ------------------------------------------ Monthly Payment for each
                                                       $1,000 Applied
                Guaranteed Payment Period

            ------------------------------------------
    Payee's
     Age     10 years      15 years         20 years
--------------------------------------------------------------------------------
     50        $4.12         $4.08          $4.02         $3.97
     55         4.51          4.44           4.32          4.29
     60         5.02          4.87           4.65          4.70
     65         5.67          5.36           4.97          5.21
     70         6.46          5.88           5.24          5.85
     75         7.34          6.33           5.41          6.68
     80         8.21          6.64           5.48          7.75
 85 and over    8.92          6.80           5.51          9.12
--------------------------------------------------------------------------------

           ---------------------------------------------------------
                   OPTION 4. Joint and Survivor Life Income--
                         Guaranteed Period of 10 years
           ---------------------------------------------------------
                Age of             Minimum Amount of each Monthly
             Both Payees           Payment for each $1,000 Applied
           ---------------------------------------------------------
                50                             $3.64
                55                              3.93
                60                              4.30
                65                              4.80
                70                              5.47
                75                              6.33

           ---------------------------------------------------------

On request, we will provide additional information about amounts of minimum payments.

7FV-93 U                              18                                  AAACMA

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  ENDORSEMENT

1. The following replaces the last paragraph of the provision entitled COST OF TERM INSURANCE:

          The cost of term insurance for any policy month is equal to the amount of term insurance multiplied by the monthly term insurance rate. After the Final Date the cost of term insurance is zero. Monthly term insurance rates will be set by us from time to time, based on the insured's age and underwriting class. But these rates will never be more than the maximum rates shown in the table on page 4. Any change in mortality charges will not recoup past losses. Any adjustments in policy cost factors will be by class and based on changes in such factors as mortality, persistency and expense.

2. The following replaces the provision entitled AGE AND SEX:

          AGE -- If the insured's age on the Date of Policy is not correct as shown on page 3, we will adjust the benefits under this policy. If the insured dies before the correction is made, the adjusted benefits will be the amounts bought by the monthly deduction just before the date of death, based on the correct age. Otherwise, we will recompute the value of the Cash Value by taking out the monthly cost of term insurance for the life of the policy, using the level of benefits bought by the monthly deductions just before we learned the correct age.

3. The following replaces the first paragraph of the provision entitled COMPUTATION OF VALUES:

          COMPUTATION OF VALUES -- The Fixed Account Cash Value is computed using the guaranteed minimum interest rate shown on page 3.1. This value and the maximum term insurance rates shown on page 4 are based on the 1980 Commissioners Standard Ordinary Mortality Table B.


                          (continued on reverse side)

              March 1993


R. S. 1191                                                                CAABDQ

4. The following replaces the tables for Option 3 and Option 4 under the Heading MINIMUM PAYMENTS UNDER PAYMENT PLAN:

   -----------------------------------------------------------------------------
                   OPTION 3. SINGLE LIFE INCOME--     OPTION 3A.
                    Guaranteed Payment Period         SINGLE LIFE INCOME--
                  Minimum Amount of each Monthly      Guaranteed Return
                  Payment for each $1,000 Applied     Minimum Amount of each
                ------------------------------------- Monthly Payment for each
                                                      $1,000 Applied
                    Guaranteed Payment Period

                -------------------------------------
       Payee's
        Age      10 years   15 years     20 years
   -----------------------------------------------------------------------------
        50       $4.12      $4.08        $4.02              $3.97
        55        4.51       4.44         4.32               4.29
        60        5.02       4.87         4.65               4.70
        65        5.67       5.36         4.97               5.21
        70        6.46       5.88         5.24               5.85
        75        7.34       6.33         5.41               6.68
        80        8.21       6.64         5.48               7.75
   85 and over    8.92       6.80         5.51               9.12
   -----------------------------------------------------------------------------

      ------------------------------------------------------------------
         OPTION 4. JOINT AND SURVIVOR LIFE INCOME--
                    Guaranteed Period of 10 years
      ------------------------------------------------------------------
                Age of            Minimum Amount of each Monthly
            Both Payees           Payment for each $1,000 Applied
      ------------------------------------------------------------------
                50                             $3.64
                55                              3.93
                60                              4.30
                65                              4.80
                70                              5.47
                75                              6.33
      ------------------------------------------------------------------

On request, we will provide additional information about amounts of minimum payments.

               March 1993


R. S. 1191                                                                CAAHIW